U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.   [    ]

                       Post-Effective Amendment No.    [ 10 ]

                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                  Amendment No.        [ 11 ]

                        (Check appropriate box or boxes)

                        ATALANTA/SOSNOFF INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York 10178
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 867-5000


                                 Kevin S. Kelly
                      Atalanta/Sosnoff Capital Corporation
                                 101 Park Avenue
                            New York, New York 10178
                     (Name and Address of Agent for Service)


                                   Copies to:
                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ /  immediately  upon filing  pursuant to paragraph (b)
/X/  on October 1, 2002 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                               [GRAPHIC OMITTED]



                       ATALANTA/SOSNOFF INVESTMENT TRUST
                                   PROSPECTUS


                                OCTOBER 1, 2002


                             ATALANTA/SOSNOFF FUND
                          ATALANTA/SOSNOFF FOCUS FUND
                          ATALANTA/SOSNOFF VALUE FUND










The Securities and Exchange Commission has not approved or disapproved these securities, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                             [GRAPHIC OMITTED] 1986 Andy Warhol

                                                                      PROSPECTUS
                                                                 October 1, 2002


                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 Park Avenue
                            New York, New York 10178

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND


The Atalanta/Sosnoff Investment Trust currently offers three separate series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund (individually a "Fund" and collectively the "Funds").


The Funds have retained Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") to manage the Funds' investments.

This Prospectus includes important information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    2
Expense Information .......................................................    8

How to Purchase Shares ....................................................    9
How to Redeem Shares ......................................................   10
Exchange Privilege ........................................................   12
Dividends and Distributions ...............................................   12
Taxes .....................................................................   13
Operation of the Funds ....................................................   13
Service Plan ..............................................................   15
Calculation of Share Price ................................................   15
Financial Highlights ......................................................   17
Privacy Policy Disclosure .................................................   20

--------------------------------------------------------------------------------

For Information or Assistance in Opening an Account, please call:
                                 1-877-SOSNOFF
                                (1-877-767-6633)

RISK/RETURN                                                              SUMMARY
================================================================================
WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation. The Fund seeks to achieve its investment objective through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by concentrating its investments in a core position of approximately 30 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The ATALANTA/SOSNOFF VALUE FUND seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities which the Adviser believes are fundamentally undervalued.


Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The ATALANTA/SOSNOFF FUND and the ATALANTA/SOSNOFF FOCUS FUND are both growth funds that normally invest at least 65% of their total assets in the common stocks of U.S. large capitalization companies (that is, companies having a market capitalization of greater than $10 billion). The Adviser considers a large universe of domestic stocks and selects stocks for the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Focus Fund by using fundamental investment analysis. The Adviser conducts intensive fundamental research analysis, and may examine various factors including, but not limited to, the following:

      Earnings Acceleration -- Which companies  will experience  an accelerating rate of growth during the next business period? Are its earnings growing faster than in the past?

      Growth Rate P/E --       What price-to-earnings  ratio  is  being paid for
                               the company's rate of growth and where does that place it relative to its peers in its industry and to the overall market?

      Earnings Stability--     How  consistently  has  the company been able to
                               grow operating income over an economic period and how consistently has the company met earnings estimates? How sustainable are the earnings?

      Price Performance --     Has  the  stock  outperformed  the market indices
                               through the current stock market period? How has it performed relative to its peers?

The Adviser cultivates a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.

The Adviser's fundamental approach is disciplined by two additional steps. First, the Adviser screens prospective purchases against valuation criteria such as historical and relative price-to-earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. The Adviser buys and sells stocks based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling or reducing a position.

The ATALANTA/SOSNOFF VALUE FUND will normally invest at least 65% of its total assets in common stocks of mid to large capitalization companies (that is, companies having a market capitalization of greater than $1 billion). The Adviser seeks to identify stocks priced below average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have positive free cash flow, relatively low price-to-earnings ratios and low debt-to-equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those companies that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment.

The Adviser cultivates a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.


INVESTMENT STRATEGIES APPLICABLE TO EACH FUND
TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments, commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements.

PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser deems portfolio changes necessary or appropriate. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 200%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover may involve correspondingly greater commission expenses and transaction costs which may lower a Fund's performance. High turnover may also result in a Fund recognizing greater amounts of capital gains, which could increase the amount of taxable distributions to Fund shareholders.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
RISKS APPLICABLE TO EACH FUND. The return on and value of an investment in each Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that a Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Funds. Each Fund's method of security selection may not be successful and the Funds may underperform the stock market as a whole.



ATALANTA/SOSNOFF FOCUS FUND. As a non-diversified fund, the Atalanta/Sosnoff Focus Fund may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.



ATALANTA/SOSNOFF VALUE FUND. Investing in the Atalanta/Sosnoff Value Fund involves the risks inherent in investing in mid capitalization companies, including greater risk and volatility than investing in larger, more established companies. Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies. The volatility of mid capitalization company returns is generally greater than that for the large capitalization issues.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year for each full calendar year over the lifetime of the Funds, and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                               [GRAPHIC OMITTED]
ATALANTA/SOSNOFF FUND

                          1999         2000         2001
                          ----         ----         ----
                         39.76%        1.02%      -11.87%

During the period shown in the bar chart, the highest return for a quarter was 33.47% during the quarter ended December 31, 1999 and the lowest return for a quarter was -16.02% for the quarter ended September 30, 2001.

The Fund's year-to-date return through June 30, 2002 is -16.27%.

The impact of taxes are not reflected in the bar chart; if reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

ATALANTA/SOSNOFF FOCUS FUND


                            2000             2001
                            ----             ----
                            2.39%           -12.57%


During the period shown in the bar chart, the highest return for a quarter was 15.64% during the quarter ended December 31, 2001 and the lowest return for a quarter was -15.65% for the quarter ended March 31, 2001.

The Fund's year-to-date return through June 30, 2002 is -15.52%.

The impact of taxes are not reflected in the bar chart; if reflected, returns would be less than those shown.



                               [GRAPHIC OMITTED]


ATALANTA/SOSNOFF VALUE FUND

                            2000             2001
                            ----             ----
                           34.16%           -12.49%


During the period shown in the bar chart, the highest return for a quarter was 18.63% during the quarter ended September 30, 2000 and the lowest return for a quarter was -15.45% for the quarter ended March 31, 2001.

The Fund's year-to-date return through June 30, 2002 is -8.48%.

The impact of taxes are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
----------------------------------------------------------------

The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ATALANTA/SOSNOFF FUND

                                                               Since Inception
                                                  One Year     (June 17, 1998)
                                               ---------------------------------
Return Before Taxes .........................      -11.87%          10.57%
Return After Taxes on Distributions .........      -11.87%           8.94%
Return After Taxes on Distributions
  and Sale of Fund Shares ...................      -7.23%            8.18%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes) ...      -11.89%           2.85%

LIPPER LARGE CAP CORE INDEX(2) (reflects no
  deduction for taxes) ......................      -12.83%           0.05%


ATALANTA/SOSNOFF FOCUS FUND
                                                               Since Inception
                                                  One Year      (July 1, 1999)
                                               ---------------------------------
Return Before Taxes .........................      -12.57%           7.64%
Return After Taxes on Distributions .........      -12.57%           5.45%
Return After Taxes on Distributions
  and Sale of Fund Shares ...................       -7.66%           5.13%

STANDARD& POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, and taxes) ..      -11.89%          -5.73%

LIPPER LARGE CAP CORE INDEX(2) (reflects no
  deduction for taxes) ......................      -12.83%          -5.22%


ATALANTA/SOSNOFF VALUE FUND
                                                               Since Inception
                                                  One Year      (July 1, 1999)
                                               ---------------------------------
Return Before Taxes .........................      -12.49%           7.22%
Return After Taxes on Distributions .........      -12.49%           5.81%
Return After Taxes on Distributions
  and Sale of Fund Shares ...................       -7.61%           5.16%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes) ...      -11.89%          -5.73%

LIPPER LARGE CAP VALUE INDEX(3) (reflects no
  deduction for taxes) ......................       -8.58%          -2.68%

(1) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Results assume the reinvestment of all dividends and capital gains distributions.

(2) The Lipper Large Cap Core Index is an index of large-capitalization core equity funds tracked by Lipper, Inc. Results assume the reinvestment of all dividends and capital gains distributions.

(3) The Lipper Large Cap Value Equity Index is an index of large-capitalization value equity funds tracked by Lipper, Inc. Results assume the reinvestment of all dividends and capital gains distributions.

EXPENSE INFORMATION
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):
  Sales Charge (Load) Imposed on Purchases ..........................      None
  Sales Charge (Load) Imposed on Reinvested Dividends ...............      None

  Exchange Fee ......................................................      None
  Redemption Fee ....................................................      None*

* The Funds' Custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "How to Redeem Shares."

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):


                                                             ATALANTA/       ATALANTA/
                                             ATALANTA/        SOSNOFF         SOSNOFF
                                             SOSNOFF          FOCUS           VALUE
                                               FUND            FUND            FUND
---------------------------------------------------------------------------------------
Management Fees(a) ....................        .75%            .75%            .75%
Service (12b-1) Fees ..................        .25%            .25%            .25%
Other Expenses ........................        .83%           3.02%           3.14%
                                             ------          ------          ------
Total Annual Fund Operating Expenses ..       1.83%           4.02%           4.14%
Fee Waivers and Expense Reimbursements(b)      .33%           2.52%           2.64%
                                             ------          ------          ------
Net Expenses ..........................       1.50%           1.50%           1.50%
                                             ======          ======          ======


(a) The base management fee of 0.75% may be increased or decreased by 0.25% (the "Performance Fee Adjustment") if a Fund outperforms or underperforms its benchmark by at least 2.00%. See "Operation of the Funds" for additional information about the full calculation.


(b) The Adviser has voluntarily agreed to limit each Fund's total annual fund operating expenses to 1.50% (prior to the Performance Fee Adjustment) through October 1, 2007.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        ATALANTA/      ATALANTA/
                                        ATALANTA/        SOSNOFF        SOSNOFF
                                         SOSNOFF          FOCUS          VALUE
                                           FUND            FUND           FUND
--------------------------------------------------------------------------------
1 Year ................................ $   153         $   153         $   153
3 Years ...............................     474             474             474
5 Years ...............................     818             818             818
10 Years ..............................   1,995           3,265           3,330

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for most tax-deferred retirement plans and $500 for Education IRAs). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, on any business day are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund. Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Funds may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF) before wiring funds. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Please have your bank use the following wiring instructions to purchase by wire:


                U.S. Bank, N.A.
                ABA# 042000013
                For The Atalanta/Sosnoff Funds #19945-7656
                For The {name of fund}
                For {shareholder name and account number
                     or tax identification number}


Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge for this service upon 30 days' prior notice to shareholders.

ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund. Bank wires should be sent as instructed above. You may also make additional investments at the Funds' offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the account name and number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

ADDITIONAL INFORMATION. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.


The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.


HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.


BY MAIL. You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-SOSNOFF for additional information.

ADDITIONAL REDEMPTION INFORMATION. Redemption requests may direct that the proceeds be wired directly to your existing account with any brokerage firm or financial institution in the United States as designated on your application. If your instructions request a redemption by wire, the Funds' Custodian will charge you a $15 processing fee. The Funds reserve the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $5,000, or $2,000 for tax-deferred retirement plans (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Funds reserve the right to make payment for shares redeemed in liquid portfolio securities of the Funds taken at current value.

EXCHANGE PRIVILEGE
================================================================================
Shares of the Funds may be exchanged for each other at their respective net asset values. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on the Funds' account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request. You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet the Funds' minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

The Funds and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of instructions received by telephone which are reasonably believed to be genuine. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

Each Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:


         Share Option --    income distributions and capital gains distributions
                            reinvested in additional shares.
         Income Option --   income  distributions  paid in cash;  capital  gains
                            distributions reinvested in additional shares.
         Cash Option --     income distributions and capital gains distributions
                            paid in cash.

You should indicate your choice of option on the application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Funds will not be subject to federal income tax on that part of their net investment income and net realized capital gains which they distribute to shareholders.


Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions of net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Due to the investment strategies used by the Funds, distributions are generally expected to consist primarily of net capital gains; however, the nature of the Funds' distributions could vary in any given year. Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.


The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions and redemptions from the Funds and the use of the Exchange Privilege.


OPERATION OF THE FUNDS
================================================================================

Each Fund is a series of Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982. The Adviser manages more than $2 billion in assets as of the date of this Prospectus.

Each Fund pays the Adviser a fee for its services equal to the annual rate of 0.75% of the average value of its daily net assets (the "Base Fee"). The Adviser has voluntarily agreed to waive its fees and reimburse each Fund's expenses to the extent necessary to limit each Fund's total operating expenses to 1.50% per annum of average daily net assets (prior to the Performance Fee Adjustment described below) until at least October 1, 2007.


Adjustments to the Base Fee will be made by comparison of each Fund's investment performance for the applicable performance period to the investment performance of such Fund's benchmark index for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve (12) month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to each Fund will be increased by 0.25% per annum if the Fund outperforms its benchmark by at least 2.00% for the previous 12 months, and decreased by 0.25% per annum if the Fund underperforms its benchmark by at least 2.00% for the previous 12 months.

The Adviser will not receive a Performance Fee Adjustment for periods during which a Fund has negative investment performance, even if the Fund outperforms its benchmark by at least 2.00%. During such periods, that Fund will receive only the Base Fee. If a Fund has negative investment performance and underperforms its benchmark by at least 2.00%, the Base Fee will be reduced by 0.25%.

The maximum monthly fee rate as adjusted for performance will be 1/12 of 1.00% of a Fund's average daily net assets and will be payable if the Fund's performance is positive and if it exceeds the Fund's benchmark index by 2.00 or more percentage points for the performance period. The minimum monthly fee rate as adjusted for performance will be 1/12 of 0.50% of a Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark index by 2.00 or more percentage points for the performance period.

A Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of a Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of a Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.


Martin T. Sosnoff, C.F.A., Chairman of the Board and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, Humble on Wall Street (1975) and Silent Investor, Silent Loser (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing each Fund's portfolio. The other members of the investment committee are Craig B.

Steinberg and Paul P. Tanico. Mr. Steinberg is President of the Adviser and has been employed by the Adviser since 1985. Mr. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997.

Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York, 10178, a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares.

SERVICE PLAN
================================================================================
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Funds may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.


The annual limitation for payments to the Distributor pursuant to the Plan is ..25% of each Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates.


CALCULATION OF SHARE PRICE
================================================================================
On each day that the Funds are open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of net asset value after the order is placed.

The Funds' portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended May 31, 2002 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for periods ending prior to May 31, 2002 was audited by other independent public accountants.

ATALANTA/SOSNOFF FUND
===============================================================================================================
                                                         YEAR          YEAR           YEAR            PERIOD
                                                        ENDED          ENDED         ENDED            ENDED
                                                        MAY 31,        MAY 31,       MAY 31,         MAY 31,
                                                         2002           2001         2000            1999(a)
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:


Net asset value at beginning of period........       $   12.39      $   14.93      $   12.34      $   10.00
                                                     ---------      ---------      ---------      ---------
Income (loss) from investment operations:
  Net investment loss.........................           (0.05)         (0.04)         (0.12)         (0.05)
  Net realized and unrealized gains (losses)
   on investments ............................           (1.53)          0.17           2.71           2.39
                                                     ---------      ---------      ---------      ---------
Total from investment operations .............           (1.58)          0.13           2.59           2.34
                                                     ---------      ---------      ---------      ---------

Less distributions:
 From net realized gains .....................             --           (2.67)           --             --
                                                     ---------      ---------      ---------      ---------

Net asset value at end of period .............       $   10.81      $   12.39      $   14.93      $   12.34
                                                     =========      =========      =========      =========

Total return .................................          (12.75%)         0.37%         20.99%         23.40%(b)
                                                     =========      =========      =========      =========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..........       $  26,989      $  20,066      $  18,485      $  13,480
                                                     =========      =========      =========      =========

Ratio of net expenses to average net assets(c)            1.50%          1.50%          1.50%          1.50%(d)

Ratio of net investment loss to
 average net assets ..........................           (0.54%)        (0.36%)        (0.88%)        (0.60%)(d)

Portfolio turnover rate ......................              98%           141%           143%           124%(d)


(a) Represents the period from the initial public offering of shares, June 17, 1998, through May 31, 1999.

(b)  Not annualized.


(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.83%, 1.73%, 1.95% and 2.54%(d) for the periods ended May 31, 2002, 2001, 2000 and 1999, respectively.


(d)  Annualized.

ATALANTA/SOSNOFF FOCUS FUND
================================================================================================

                                                            YEAR          YEAR         PERIOD
                                                            ENDED         ENDED        ENDED
                                                           MAY 31,       MAY 31,       MAY 31,
                                                            2002          2001         2000(a)
------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........     $    10.99    $    12.16    $    10.00
                                                       ----------    ----------    ----------

Income (loss) from investment operations:
 Net investment loss .............................          (0.06)        (0.05)        (0.08)
 Net realized and unrealized gains (losses)
   on investments ................................          (1.26)         0.52          2.24
                                                       ----------    ----------    ----------
Total from investment operations .................          (1.32)         0.47          2.16
                                                       ----------    ----------    ----------

Less distributions:
 From net realized gains .........................            --          (1.64)           --
                                                       ----------    ----------    ----------

Net asset value at end of period .................     $     9.67    $    10.99    $    12.16
                                                       ==========    ==========    ==========

Total return .....................................         (12.01%)        3.48%        21.60%(b)
                                                       ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..............     $    2,551    $    2,943    $    2,598
                                                       ==========    ==========    ==========

Ratio of net expenses to average net assets(c) ...           1.50%         1.50%         1.50%(d)

Ratio of net investment loss to average net assets          (0.59%)       (0.45%)      ( 0.78%)(d)

Portfolio turnover rate ..........................            164%          173%          188%(d)


(a) Represents he period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.02%, 3.86% and 4.08%(d) for the periods ended May 31, 2002, 2001 and 2000, respectively.


(d)  Annualized.

ATALANTA/SOSNOFF VALUE FUND
================================================================================================

                                                            YEAR          YEAR         PERIOD
                                                            ENDED         ENDED        ENDED
                                                           MAY 31,       MAY 31,       MAY 31,
                                                            2002          2001         2000(a)
------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ............    $    11.29    $    10.68    $    10.00
                                                       ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income (loss) ....................         (0.04)         0.04         (0.03)
  Net realized and unrealized gains (losses)
   on investments .................................         (0.38)         1.62          0.71
                                                       ----------    ----------    ----------
Total from investment operations ..................         (0.42)         1.66          0.68
                                                       ----------    ----------    ----------

Less distributions:
  From net investment income ......................           --          (0.04)       --
  From net realized gains .........................         (0.31)        (1.01)       --
                                                       ----------    ----------    ----------
Total distributions ...............................         (0.31)        (1.05)       --
                                                       ----------    ----------    ----------

Net asset value at end of period ..................    $    10.56    $    11.29    $    10.68
                                                       ==========    ==========    ==========

Total return ......................................         (3.74%)       15.14%         6.80%(b)
                                                       ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ...............    $    2,470    $    3,036    $    2,137
                                                       ==========    ==========    ==========

Ratio of net expenses to average
 net assets(c) ....................................          1.50%         1.50%         1.50%(d)

Ratio of net investment income (loss)
 to average net assets ............................         (0.38%)        0.34%       ( 0.38%)(d)

Portfolio turnover rate ...........................           200%          983%          416%(d)


(a) Represents the period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b)  Not annualized.


(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.14%, 4.26% and 4.87%(d) for the periods ended May 31, 2002, 2001 and 2000, respectively.


(d)  Annualized.

================================================================================


PRIVACY POLICY DISCLOSURE
================================================================================
Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF  INFORMATION  WE COLLECT

We collect the following nonpublic information about you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                   101 Park Avenue o New York, New York 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com


                               BOARD OF TRUSTEES
                               Howard A. Drucker
                                Toni E. Sosnoff
                                Irving L. Straus
                                 Aida L. Wilder


                               INVESTMENT ADVISER
                   Atalanta/Sosnoff Capital Corp. (Delaware)
                   101 Park Avenue o New York, New York 10178
                                  212-867-5000

                                  DISTRIBUTOR
                    Atalanta/Sosnoff Management Corporation
                   101 Park Avenue o New York, New York 10178

                                 TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                  P.O. Box 46707 o Cincinnati, Ohio 45246-0707

                              SHAREHOLDER SERVICES
                      Nationwide: (Toll-Free) 1-877-SOSNOFF
                                 1-877-767-6633

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-877-SOSNOFF (1-877-767-6633).

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-8669

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                             MUTUAL FUND APPLICATION

    THIS APPLICATION WILL OPEN ANY TYPE OF ACCOUNT EXCEPT AN IRA AND 403b(7). PLEASE COMPLETE ALL INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE ACCOUNT

===================================================================================================================================

1    REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     A /  / Individual or /  / Joint Tenants_______________________________________________________________________________________

       Social Security Number ________________-________________-________________ Date of Birth_____________________________________

       Joint Owner Name (if any)___________________________________________________________________________________________________
                                              (Joint Tenancy is assumed unless otherwise specified)


       Social Security Number ________________-________________-________________ Date of Birth_____________________________________




     B /  / Gift to a Minor    Custodian's Name ________________________________________________________________ as custodian  for
                                                  (Please designate only one custodian and one minor per account)

       Minor's Name _______________________________________________________ Minor's Social Security Number_______-________-________

       Custodian's State of Residence ___________________________________ Minor's Date of Birth ___________________________________

     C /  / Trust    Trustee(s)' Name _____________________________________________________________________________________________

       Name of Trust ______________________________________________________ Date of Agreement _____________________________________

     D /  / Corporation  /  / Partnership   /  / Other

       Entity Name ________________________________________________________ Social Security Number__________-__________-___________
                                                                             (If sole Proprietor)

       Taxpayer Identification Number _________________-____________________________________________________
       (If other entity)

       CORPORATIONS, TRUSTS AND PARTNERSHIPS  REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.

===================================================================================================================================

2    YOUR ADDRESS
     Street Address _____________________________________________________________ Phone Number ___________________________________

     City _________________________State ___________ Zip __________  Fax Number _____________________  E-mail Address_____________

===================================================================================================================================
3    YOUR INVESTMENT
     (Check appropriate Fund)

     / / Atalanta/Sosnoff Fund             $ ________

     / / Atalanta/Sosnoff Focus Fund       $ ________

     / / Atalanta/Sosnoff Value Fund       $ ________

     Please make checks payable to the applicable Fund ($5,000 minimum; $2,000 for tax-deferred retirement plans)

     / / Check enclosed $ __________________ / / Wired from Bank $ __________________ Date ____________ Wire Number________________
===================================================================================================================================
4    DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (if no choice is made, dividends and capital gains will be reinvested.)
     Income Dividends /  /reinvested /  /paid in cash                  Capital Gains Distributions/  /reinvested  /  / paid in cash
===================================================================================================================================
5    WIRE REDEMPTIONS

   I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

   Bank Name _____________________________________________________ Bank Account Number ____________________________________________

   Bank Address __________________________________________________ Bank Telephone Number __________________________________________

   Name(s) in which bank account is Registered ____________________________________________________________________________________

     / / A signature  guarantee will be required if your bank  registration does not match your Atalanta/Sosnoff Fund account registration.  Please review the rules for signature guarantees in the Prospectus.
===================================================================================================================================

                                 ANY QUESTIONS? PLEASE CALL TOLL-FREE (877) SOSNOFF

6    OTHER INFORMATION

     Employer Name _________________________________________________ U.S. Citizen?  /  / Yes  /  / No  /  / _______________________
                                                                                                           (if no, indicate country)

     Employer Address __________________________________________  Are you an associated person of an NASD member?  /  / Yes  /  / No

     Occupation ________________________________________________  _________________________________________________________________
                                                                            Mother's Maiden Name (for identification purposes)
=================================================================================================
7    THE ATALANTA/SOSNOFF AUTOMATIC INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name ___________________________________________________ Bank Address ___________________________________________________

     Bank Transit/ABA No. ________________________________________ My Account No. _________________________________________________
                                   (nine digits)

     Select Monthly deposit (minimum $100) amount and day:

     / / 1st of the month (or next business day)      / / 15th of the month (or next business day)  $ ____________ Amount of Deposit

     / / Atalanta/Sosnoff Fund             $ ________

     / / Atalanta/Sosnoff Focus Fund       $ ________

     / / Atalanta/Sosnoff Value Fund       $ ________

The Atalanta/Sosnoff  ACH is a  convenient way to purchase shares  automatically or at  your  discretion.  The Atalanta/Sosnoff ACH provides a convenient way to transfer money from  your bank  account to your Atalanta/Sosnoff account. Please note  savings accounts are not eligible for ACH. We will send  confirmation of your Atalanta/Sosnoff ACH services; please  wait 3 weeks after receiving the notice before using the service.

===================================================================================================================================
8    SIGNATURE                                                                      ATALANTA/SOSNOFF INVESTMENT TRUST
     Please sign application, enclose your check and mail to:                       P.O. BOX 46707
                                                                                    CINCINNATI, OH  45246-0707

     I/we  are  of  legal  age  and  have  full  authority  to  purchase  shares  in  Atalanta/Sosnoff Investment Trust. I/we  have received and read  the  current  Prospectus,  agree  to  its  terms  and  understand  that  by  signing  below (a) I/We hereby ratify all instructions given on this  account and agree that neither  the Funds  nor  Atalanta/Sosnoff Management Corporation
     nor Ultimus Fund  Solutions,  LLC  nor  their affiliates will be liable for any loss, cost or  expense for  acting  upon  such instructions (by  telephone or writing)  believed by  it  to  be genuine and in accordance with  the procedures  described  in the Prospectus, and (b) as required by Federal Law, I/We  certify  under Penalties of Perjury (1) that the Social Security  or
     Taxpayer  Identification  Number  provided  herein  is correct, (2) that  the IRS  has  never  notified  me/us  that I/we  are subject to backup  withholding, and  (3) I/we  are U.S. persons (including a U.S. resident  alien). (Note: if part (2) of this
     sentence  is  not  true  in   your case, please  strike out that part before signing.)  I/WE RECOGNIZE  THAT THE IRS  DOES NOT
     REQUIRE MY/OUR CONSENT TO ANY PROVISION  OF THIS  DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

     Owner or Custodian __________________________________________________________ Date ___________________________________________

     Joint Owner (if any)_________________________________________________________ Date ___________________________________________

     Corporate Officers or Trustees (Please complete certification.)

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     COMPLETE THE  CERTIFICATION  BELOW ONLY IF YOU ARE A  CORPORATION,  PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

     I  hereby  certify:  i)  that  I am  the  duly  qualified  ________________ of _____________,  a _____________  duly organized and  existing  under  the  laws of ______________________________________________.
                                                                                                          CORPORATE
     OR                                                                                                      SEAL

     ii) that __________________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of _______________________________________________________________________________

     That all  actions  by  shareholders,  directors,  trustees,  partners,  and  other bodies  necessary  to execute  the Purchase
     Application  and establish an account with Atalanta/Sosnoff Investment Trust have been taken, and further

     That  the  following officer(s) or trustee(s) are, and  until further  notice to  Atalanta/Sosnoff Investment Trust  will  be, duly  authorized  and  empowered to  purchase,  sell, assign,  transfer  and  withdraw  securities and funds  from the account established hereby.

     Name _________________________________________________ Title ____________________ Signature __________________________________

     Name _________________________________________________ Title ____________________ Signature __________________________________


     Signature of certifying officer _________________________________________________ Date _______________________________________

===================================================================================================================================

                        ATALANTA/SOSNOFF INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2002

                              Atalanta/Sosnoff Fund
                           Atalanta/Sosnoff Focus Fund
                           Atalanta/Sosnoff Value Fund




     This  Statement  of  Additional  Information   supplements  the  Prospectus
offering shares of the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund (the "Funds"). The Funds are series of Atalanta/Sosnoff Investment Trust, a registered open-end management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated October 1, 2002, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 135 Merchant Street, Cincinnati, Ohio 45246, or by calling the Funds toll-free at 1-877-SOSNOFF (1-877-767-6633). Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------
                        Atalanta/Sosnoff Investment Trust
                                 101 Park Avenue
                            New York, New York 10178

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

THE TRUST ..................................................................  3

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS ....................  3

CORPORATE BONDS AND PREFERRED STOCKS ....................................... 11
INVESTMENT LIMITATIONS ..................................................... 13
TRUSTEES AND OFFICERS ...................................................... 14
THE INVESTMENT ADVISER ..................................................... 17
THE DISTRIBUTOR ............................................................ 19
SERVICE PLAN ............................................................... 20
SECURITIES TRANSACTIONS .................................................... 21
PORTFOLIO TURNOVER ......................................................... 23
CALCULATION OF SHARE PRICE ................................................. 23
TAXES ...................................................................... 24
REDEMPTION IN KIND ......................................................... 25
HISTORICAL PERFORMANCE INFORMATION ......................................... 25
PRINCIPAL SECURITY HOLDERS ................................................. 29
CUSTODIAN .................................................................. 30

AUDITORS ................................................................... 30

LEGAL COUNSEL .............................................................. 30

TRANSFER AGENT ............................................................. 30

FINANCIAL STATEMENTS ....................................................... 31

APPENDIX ................................................................... 32

THE TRUST
---------

     Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on January 29, 1998. The Trust currently offers three series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies. The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust.


     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional voted for fractional shares owned. The Trust is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund or Funds being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any Fund are borne by that Fund. Any general expense of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
-------------------------------------------------------

     The investment objective of each Fund is to seek long-term capital appreciation. The Board of Trustees may change a Fund's investment objective without shareholder approval, but only after shareholders have been notified and the Funds' Prospectus has been revised accordingly.


     A more detailed discussion of some of the terms used in the Prospectus and the investment policies of the Funds appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which a Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by each Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.


     The use of options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore, the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

     As long as the Securities Exchange Commission continues to take the position that unlisted options are illiquid securities, each Fund will not commit more than 15% of its net assets to unlisted options transactions and other illiquid securities.


     STOCK INDEX FUTURES CONTRACTS. Each Fund may enter into S&P Index (or other major market index) futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include the purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling Futures Contracts, a Fund will segregate cash assets to cover any related liability.

     Each Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     FOREIGN SECURITIES. Each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

     The Funds may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.


     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


     U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association

("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

     Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

     REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The  majority  of  these  transactions  run  day-to-day,  and the  delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when a Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by a Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the two highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. MASTER NOTES are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     UNSEASONED ISSUERS. Each Fund may invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Funds may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     INVESTMENT COMPANY SECURITIES. Each Fund may also invest in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Funds will not (along with affiliates) purchase in the aggregate more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid securities promptly at an acceptable price.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust, the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.


     BORROWING AND PLEDGING. Each Fund may borrow up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent a Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. Each Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. It is each Fund's present intention to limit its borrowings to 5% of its total assets and to borrow only for emergency or extraordinary purposes. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     Each Fund may, in seeking its objective, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. Each Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Rating Group are generally considered to be "junk" securities. Each Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each of the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

     Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Make short sales of securities or maintain a short position, except short sales "against the box";

(4)  Make loans to other persons, except (a) by loaning portfolio securities, or
     (b) by engaging in repurchase agreements;

(5) Write, purchase or sell commodities, commodities contracts or related options;

(6) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities); or

(7)  Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).


     The  following   fundamental   limitation   is   applicable   only  to  the
Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund. Each of these Funds may not:


(8) Purchase the securities of any issuer if with respect to 75% of the value of the total assets of the Fund, more than 5% of the value of the total assets of the Fund would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation shall not apply to the purchase of securities issued by the U.S. Government, its agencies or instrumentalities.


     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation (1). The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment (3). The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The officers are elected annually. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                       Length of         Position(s) Held      Principal Occupation(s) During          Complex
Name, Address and Age                 Time Served           with Trust               Past 5 Years and                Overseen by
                                                                               Directorships of Public Companies**      Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Toni E. Sosnoff (age 59)             Since May 1998    President/Trustee    Vice President of Atalanta/Sosnoff             3
101 Park Avenue                                                              Capital Corporation (Delaware), the
New York, New York 10178                                                     Fund's investment adviser.

Independent Trustees:

Howard A. Drucker (age 60)            Since May 1998         Trustee         Real estate investor and manager with          3
25 East End Avenue                                                           properties throughout the United States.
New York, New York 10028

Irving L. Straus  (age 81)            Since May 1998         Trustee         Chairman of Straus Corporate                   3
1501 Broadway                                                                Communications (public relations firm).
New York, New York 10036

Aida L. Wilder (age 51)               Since May 1998         Trustee         Vice President of Wilder Consolidated          3
26 Old Albany Post Road                                                      Enterprises (restaurant operator).
Rhinebeck, New York 12572

Executive Officers:

Robert G. Dorsey (age 45)             Since July 2001   Vice President       Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                               Solutions, LLC (registered transfer
Cincinnati, Ohio 45246                                                       agent) and Ultimus Fund Distributors,
                                                                             LLC (registered broker-dealer).   Prior
                                                                             to March 1999, President of Countrywide
                                                                             Fund Services, Inc. (a mutual fund
                                                                             services company).

John F. Splain (age 46)               Since July 2001       Secretary        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                               Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC.   Prior to March
                                                                             1999, First Vice President and
                                                                             Secretary of Countrywide Fund Services,
                                                                             Inc. and affiliated companies

Mark J. Seger (age 40)                Since July 2001       Treasurer        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                               Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC.  Prior to March
                                                                             1999, First Vice President of
                                                                             Countrywide Fund Services, Inc.

*    Toni E. Sosnoff, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of
     Section  2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.


     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Howard A. Drucker, Irving L. Straus and Aida L. Wilder. The Audit Committee held two meetings during the fiscal year ended May 31, 2002. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                              Dollar Range of            Aggregate Dollar
                             Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                  by Trustee             Overseen by Trustee
--------------------------------------------------------------------------------
Toni E. Sosnoff                   None                          None
Howard A. Drucker                 None                          None
Irving L. Straus              $1--$10,000                   $1--$10,000
Aida L. Wilder                    None                          None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a quarterly retainer of $1,000, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended May 31, 2002 to the Trustees of the Trust:

                                                                                                       Total
                                  Aggregate            Pension or           Estimated Annual        Compensation
                                Compensation           Retirement            Benefits Upon         From Trust and
Trustee                        From the Trust       Benefits Accrued          Retirement            Fund Complex
-------                        --------------       ----------------          ----------            ------------
Toni E. Sosnoff                     None                  None                    None                  None
Howard A. Drucker                  $9,000                 None                    None                 $9,000
Irving L. Straus                   $8,000                 None                    None                 $8,000
Aida L. Wilder                     $9,000                 None                    None                 $9,000

     INDEPENDENT TRUSTEES' OWNERSHIP IN THE ADVISER AND THE DISTRIBUTOR. As of December 31, 2001, none of the Trustees who are not "interested persons" of the Trust, or any of their immediate family members, owned beneficially or of record any class of securities in the investment adviser or principal underwriter of the Trust or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

THE INVESTMENT ADVISER
----------------------


     Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation ("A/SCC"), a public company listed on the New York Stock Exchange (NYSE: ATL). Martin T. Sosnoff is the controlling shareholder, Chairman of the Board, Chief Executive Officer and Chief Investment Officer of A/SCC and of the Adviser. Toni E. Sosnoff is a Vice President of the Adviser. Mr. And Mrs. Sosnoff, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets (the "Base Fee"). During the fiscal years ended May 31, 2002, 2001 and 2000, the Atalanta/Sosnoff Fund accrued advisory fees of $160,075, $151,477 and 122,517, respectively; however, in order to reduce the Fund's operating expenses, the Adviser waived $71,814, $48,064 and $43,963 of its advisory fees with respect to the fiscal years ended May 31, 2002, 2001 and 2000, respectively. During the fiscal years ended May 31, 2002, 2001 and 2000, the Atalanta/Sosnoff Focus Fund accrued advisory fees of $19,527, $22,023 and $16,649, respectively, and the Atalanta/Sosnoff Value Fund accrued advisory fees of $18,454, $19,871 and $13,419, respectively; however, in order to reduce the Funds' operating expenses, the Adviser waived all of such fees in each year and, in addition, reimbursed a substantial amount of the operating expenses of the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund.


     Effective July 1, 2002, the Base Fee is subject to a performance adjustment. The performance adjustment for each Fund may increase or decrease the management fee, depending on how well the Fund has performed relative to its benchmark. The Base Fee will be increased by 0.25% if the Fund outperforms its benchmark by at least 2.00% or decreased by 0.25% if the Fund underperforms its benchmark by at least 2.00%. Because the adjustment to the Base Fee is based on the comparative performance of the Fund and the record of its benchmark, the controlling factor (regarding the performance adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of its benchmark. The Adviser is not eligible to receive the 0.25% performance adjustment if the Fund's performance was negative, even if it outperformed its benchmark.

     The table below sets forth the fee to which the Adviser would be entitled for each Fund, assuming that it performs at the indicated levels relative to the Fund's benchmark.

   If the Performance of the                           The Adviser will receive
   Fund:                                                       a fee of:

   Underperforms the benchmark by:      (2.00%) or more          0.50%
   Underperforms the benchmark by:      (0.01%) to (1.99%)       0.75%
   Equals the benchmark:                      0.00%              0.75%
   Outperforms the benchmark by:         0.01% to 1.99%          0.75%
   Outperforms the benchmark by:         2.00% or more           1.00%


     The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.



     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of that Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.


     By its terms, the Advisory Agreement of each Fund will remain in force until July 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser. Both short-term and long-term investment performance of the Funds were considered. Each Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Funds, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the fee waivers and expense reimbursements made by the Adviser in order to reduce the Funds' operating expenses. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreements were in the best interest of the Funds.


THE DISTRIBUTOR
---------------

     Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York 10178, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


     By its terms, the Trust's Underwriting Agreement with the Distributor will remain in force until June 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) by vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by the vote of the majority of a Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     The Distributor is a wholly-owned subsidiary of the Adviser.



SERVICE PLAN
------------


     As stated in the Prospectus, the Trust has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses incurred in the distribution and promotion of each Fund's shares or activities related to the servicing of shareholder accounts, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Trust might reasonably request; formulating and implementing of marketing and promotional activities; the printing of prospectuses, statements of additional information and reports used for sales purposes; advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses; and other shareholder service-related expenses, including any servicing fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Plan expressly limits payments to the Distributor in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. During the fiscal year ended May 31, 2002, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund paid fees to the Distributor pursuant to the Plan of $37,657, $700 and $476, respectively, which were used for the following purposes:


                                    Atalanta/Sosnoff     Atalanta/Sosnoff    Atalanta/Sosnoff
                                          Fund              Focus Fund          Value Fund
                                    ----------------     ----------------    ----------------
Payments to broker-dealers
   and other intermediaries             $32,027               $  70               $ 105
Printing of prospectuses/reports
   for prospective shareholders           5,630                 630                 371

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the

Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by a Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of that Fund. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution and shareholder servicing expenses under the Plan should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.


     By reason of her affiliation with the Adviser, Toni E. Sosnoff may be deemed to have a financial interest in the operation of the Plan.


SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended May 31, 2002, 2001 and 2000, the Atalanta/Sosnoff Fund paid brokerage commissions of $64,248, $48,901 and $33,907, respectively; the Atalanta/Sosnoff Focus Fund paid brokerage commissions of $10,047, $8,057 and $6,883, respectively; and the Atalanta/Sosnoff Value Fund paid brokerage commissions of $14,726, $53,717 and $16,108, respectively.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.


     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Adviser in that security on a given business day, with all costs shared on a pro rata basis.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.


     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Distributor and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in its portfolio securities with such affiliates if such transactions would be unfair or unreasonable to their shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers. During the fiscal year ended May 31, 2001, the
Atalanta/Sosnoff Focus Fund paid brokerage commissions to the Distributor of $45. During the fiscal year ended May 31, 2000, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund paid brokerage commissions to the Distributor of $606, $560 and $129, respectively.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.


     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel subject to the Code to invest in securities that may be purchased or held by the Funds. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 200%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended May 31, 2002, 2001 and 2000, the Atalanta/Sosnoff Fund's portfolio turnover rate was 98%, 141% and 143%, respectively; the Atalanta/Sosnoff Focus Fund's annualized portfolio turnover rate was 164%, 173% and 188%, respectively; and the Atalanta/Sosnoff Value Fund's annualized portfolio turnover rate was 200%, 983% and 416%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of May 31, 2002, the

Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and Atalanta/Sosnoff Value Fund had capital loss carryforwards for federal income tax purposes of $1,956,008, $243,957 and $151,889, respectively, none of which expire until at least May 31, 2009. In addition, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund had net realized capital losses of $1,932,180, $183,964 and $46,223 during the period from November 1, 2001 through May 31, 2002, which are treated for federal income tax purposes as arising during the Funds' tax year ending May 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing any such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     A Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P   =    a hypothetical initial payment of $1,000
T   =    average annual total return
n   =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.


     Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

     The table below shows each Fund's average annual total returns for periods ended May 31, 2002:

ATALANTA/SOSNOFF FUND
                                                              Since Inception
                                           One Year           (June 17, 1998)
                                           --------           ---------------
Return Before Taxes                        -12.75%                 7.01%
Return After Taxes on Distributions        -12.75%                 5.60%
Return After Taxes on Distributions
 and Sale of Fund Shares                    -7.83%                 5.38%


ATALANTA/SOSNOFF FOCUS FUND
                                                              Since Inception
                                           One Year           (July 1, 1999)
                                           --------           --------------
Return Before Taxes                        -12.01%                 3.55%
Return After Taxes on Distributions        -12.01%                 1.74%
Return After Taxes on Distributions
 and Sale of Fund Shares                    -7.37%                 2.06%

ATALANTA/SOSNOFF VALUE FUND
                                                              Since Inception
                                           One Year            (July 1, 1999)
                                           --------            --------------
Return Before Taxes                        -3.74%                  5.95%
Return After Taxes on Distributions        -4.58%                  4.44%
Return After Taxes on Distributions
 and Sale of Fund Shares                   -2.08%                  4.13%


     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative returns of the Funds as calculated in this manner for the period since inception (June 17, 1998 for the Atalanta/Sosnoff Fund; July 1, 1999 for the remaining Funds) to May 31, 2002 are as follows:


     Atalanta/Sosnoff Fund                  30.74%
     Atalanta/Sosnoff Focus Fund            10.72%
     Atalanta/Sosnoff Value Fund            18.36%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Atalanta/Sosnoff Fund's average annual compounded rate of return for the three year period ended May 31, 2002 is 1.94%. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


     From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd + 1)6-1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.



     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of September 1, 2002, Atalanta/Sosnoff Capital Corporation, 101 Park Avenue, New York, New York 10178, owned of record and beneficially 87.8% and 95.9% of the outstanding shares of the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund, respectively, and therefore may be deemed to control such Funds. Atalanta/Sosnoff Capital Corporation would be able to cast the deciding vote with regard to any matter submitted for approval by shareholders of the Funds.

     As of September 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, for the benefit of its customers, owned of record 51.8% of the outstanding shares of the Atalanta/Sosnoff Fund; Donaldson, Lufkin & Jenrette Securities Corporation, One Madison Avenue, New York, New York 10010, for the benefit of its customers, owned of record 32.2% of the outstanding shares of the Atalanta/Sosnoff Fund; and Sharon Doty, P.O. Box 655, Litchfield, Connecticutt 06759, owned of record 7.0% of the outstanding shares of the Atalanta/Sosnoff Focus Fund.

     As of September 1, 2002, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

CUSTODIAN
---------

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


AUDITORS
--------

     The firm of Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, has been selected as independent auditors for the Trust for the fiscal year ending May 31, 2003. Ernst & Young LLP, performs an annual audit of the Funds' financial statements and advises the Trust as to certain accounting matters.


LEGAL COUNSEL
-------------

     Dechert, 30 Rockefeller Plaza, New York, New York 10112, serves as counsel to the Trust and the Independent Trustees.


TRANSFER AGENT
--------------

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $18 per account, provided, however, that the minimum fee received is $1,500 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, each Fund pays Ultimus a base fee of $2,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Funds pay all costs of external pricing services.

     Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data,
internal  regulatory   compliance  services  and  executive  and  administrative
services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Ultimus receives a fee, computed with respect to the Funds' aggregate net assets, at the annual rate of .15% of the average value of the Trust's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, ..075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $6,000 per month.

     Prior to July 23, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Funds' transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.


     For the fiscal year ended May 31, 2002, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund paid administrative services fees of $46,810, $6,977 and $6,589, respectively. For the fiscal year ended May 31, 2001, Integrated received administrative services fees from the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund of $30,411, $12,000 and $12,000, respectively. For the fiscal year ended May 31, 2000, Integrated received administrative services fees from the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund of $24,908, $11,000 and $11,000, respectively.

ANNUAL REPORT

     The financial statements of the Funds, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Trust dated May 31, 2002.

APPENDIX
--------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB and B - Preferred stock rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

================================================================================
                               [GRAPHIC OMITTED]




                       Atalanta/Sosnoff Investment Trust
                                 Annual Report
                                  May 31, 2002





                             ATALANTA/SOSNOFF FUND
                          ATALANTA/SOSNOFF FOCUS FUND
                          ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND
                         ATALANTA/SOSNOFF MID CAP FUND






                                [GRAPHIC OMITTED]





================================================================================

LETTER TO SHAREHOLDERS                     JULY 9, 2002
================================================================================
Dear Shareholder:

For the year ended May 31, 2002, the Atalanta/Sosnoff Fund returned -12.75% compared with the S&P 500 Index return of -13.85%. For the year ended June 30, 2002, the Atalanta/Sosnoff Fund returned -18.41% compared with -17.99% for the S&P 500 Index. For the year ended May 31, 2002, the Atalanta/Sosnoff Focus Fund returned -12.01% compared with the S&P 500 Index return of -13.85%. For the year ended June 30, 2002, the Atalanta/Sosnoff Focus Fund returned -17.57% compared with -17.99% for the S&P 500 Index.

For the year ended May 31, 2002, the Atalanta/Sosnoff Value Fund returned -3.74% compared with the S&P 500 Index return of -13.85%. For the year ended June 30, 2002, the Atalanta/Sosnoff Value Fund returned -9.88% compared with -17.99% for the S&P 500 Index.

For the year ended May 31, 2002, the Atalanta/Sosnoff Balanced Fund returned -5.65% compared with 12.04% for the Lehman Brothers Intermediate Government/Corporate Bond Index and -13.85% for the S&P 500 Index. For the year ended June 30, 2002, the Atalanta/Sosnoff Balanced Fund returned -10.17% compared with 12.59% for the Lehman Brothers Intermediate Government/Corporate Bond Index and -17.99% for the S&P 500 Index.

For the period from the initial public offering of shares, July 2, 2001, through May 31, 2002, the Atalanta/Sosnoff Mid Cap Fund returned 7.06% compared with the S&P 400 Mid Cap Index return of 2.81%. For the period from the initial public offering of shares, July 2, 2001, through June 30, 2002, the Atalanta/Sosnoff Mid Cap Fund returned -1.35% compared with -4.72% for the S&P 400 Mid Cap Index.

Our barbell Fund construct, with defensive stocks on one end and economically sensitive properties on the other end, so far has proved to be a sound strategy for the equity market to date. The defensive side of the Funds has contributed to performance, particularly health care (HMO's and hospital stocks). Phillip Morris has been an outstanding stock, and a major position. Our insurance properties and bank holdings have proved volatile but are true value properties with rising earnings in a market setting filled with disappointments.

On the other end of the barbell we are underweighted in technology and overweighted in retailing and media. There have been some hits and misses, but the vital signs in retailing and media are getting better in an economy that can at least look forward to trendline quarterly growth. Technology as yet needs to work off the bubble in capital spending. It may take until early next year.

As of this writing, financial markets are very sensitive to headline news. Chief financial officers are putting guns to their heads and some chief executive officers face criminal charges for excesses in the corporate boardroom. On the macro economic level, the recent weakness in the dollar relative to the yen and European currencies is drawing some notice. If the decline in the dollar stops at 10 percent we will be very happy. It makes our corporate multinationals more competitive and wipes out losses in foreign currency translation to dollars. Economists point to our current account deficit of 5 percent of GDP and shake their heads woefully. The current account deficit has been huge for many years. Maybe some dollars will go home, but we are still the most productive economy in the world and not losing our edge.

================================================================================
The other macro economic forces remain very benevolent. We have no meaningful inflation in the country, the Federal Reserve Board is in no rush to tighten credit, unemployment is peaking around 6 percent and the consumer is buying cars and homes with no letdown. Home prices are still rising, offsetting market losses in the stock market. The economy can look forward to quarterly GDP momentum in a normalized mode of 3.5 percent. If capital spending kicks in next year, the recovery will unfold and last several years.

The rebound in corporate profits next year should be meaningful. Normalized earnings for the S&P 500 Index could be reached in 2003, somewhere between $50 and $55 a share with more to come. We believe in this, but our optimism is as yet restrained. The market is discounting this scenario and in technology much more. The sensitivity of financial markets to headline news and to every nuance of earnings at the margin, particularly pre-announcements by corporate managers, suggest the level of the market is still too high relative to interest rates and corporate earnings today.

With 10-year Treasuries yielding 5.2 percent and normalized earnings at $50 a share there is no risk premium in the market to speak of. Considering the impact of past terrorist acts, a geopolitical world in turmoil in the Mideast and the near face-off of India and Pakistan, we could argue for at least a 2 percent risk premium (near historic norms). None of us has really dealt with this issue, but our sensitivity is rising to the risk of market volatility, creative accounting in the boardroom and our adversaries in the Islamic world. Putting a risk premium of 2 percent on this market would push valuations much lower.

Despite the weak equity market we have reduced the duration of bond portfolios to below three years. Our recent activity in the fixed income sector is mainly in Federal agency notes and corporate debentures where the spreads between Treasuries is more attractive, particularly in the lower investment grade sectors. You can find 10 year non-callable bonds with yields approximating 8 percent. Money market rates at 1.75 percent are practically confiscatory with inflation near that level. The next move by the Federal Reserve Board, probably after the November elections, will be to tighten if the economy is brisk. The new variable may be the weak dollar. Short of a recession, yields aren't going any lower.

The betrayal of capitalism by management at Enron, Tyco, Adelphia, et al has its bright side. The transparency of corporate earnings reports will improve, debt leverage is coming down and the rape of shareholders by piggish managements will diminish. The transfer of wealth over this past decade mounted into hundreds of billions. Options issuance hopefully will be more restrained as well. The public needs to be reassured. There are probably more headlines of corporate greed to surface.

In summary, the economy is not the problem. We are at trendline growth. Corporate earnings have seen the worst and should improve in the third quarter. The level of the equity market is still a little too rich. Interest rates are making a bottom but are unlikely to spike upward for some time. The volatile market setting reflects the weakening dollar, a loss of public confidence and obvious geopolitical tensions. We need more time for the economy to recover from the capital goods bubble and for shuttle diplomacy to take hold.

With all good wishes,

Martin T. Sosnoff

Atalanta/Sosnoff Investment Trust
Performance (Unaudited)
================================================================================

                               [GRAPHIC OMITTED]

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE ATALANTA/SOSNOFF FUND AND THE S&P 500 INDEX



ATALANTA/SOSNOFF FUND
---------------------

S&P 500 INDEX                                               ATALANTA/SOSNOFF FUND
-------------                                               ---------------------


                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
06/17/98                           10,000                06/17/98                        10,000
09/30/98          -6.08%            9,392                09/30/98         -3.30%          9,670
12/31/98          21.30%           11,392                12/31/98         18.61%         11,470
03/31/99           4.98%           11,960                03/31/99          7.41%         12,320
06/30/99           7.05%           12,803                06/30/99          2.35%         12,610
09/30/99          -6.24%           12,003                09/30/99         -4.76%         12,010
12/31/99          14.88%           13,789                12/31/99         33.47%         16,030
03/31/00           2.30%           14,106                03/31/00          4.55%         16,760
06/30/00          -2.65%           13,732                06/30/00         -7.64%         15,480
09/30/00          -0.97%           13,599                09/30/00          6.46%         16,480
12/31/00          -7.82%           12,535                12/31/00         -1.74%         16,194
03/31/01         -11.86%           11,049                03/31/01        -14.94%         13,775
06/30/01           5.85%           11,696                06/30/01          6.32%         14,646
09/30/01         -14.68%            9,979                09/30/01        -16.02%         12,300
12/31/01          10.69%           11,045                12/31/01         16.03%         14,271
03/31/02           0.27%           11,075                03/31/02         -3.56%         13,763
05/31/02          -6.76%           10,327                05/31/02         -5.01%         13,074
06/30/02          -7.12%            9,592                06/30/02         -8.60%         11,949


=======================================
      Atalanta/Sosnoff Fund           |
  Average Annual Total Returns(a)     |
     Since Inception*   7.01%         |
      1 Year          (12.75%)        |
=======================================

             *Initial public offering of shares was June 17, 1998.


================================================================================

                               [GRAPHIC OMITTED]

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN THE ATALANTA/SOSNOFF FOCUS FUND AND THE S&P 500 INDEX


ATALANTA/SOSNOFF FOCUS FUND
---------------------------

S&P 500 INDEX                                       ATALANTA/SOSNOFF FOCUS FUND
-------------                                       ---------------------------


                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
07/01/99                           10,000                07/01/99                        10,000
09/30/99          -6.24%            9,376                09/30/99         -3.70%          9,630
12/31/99          14.88%           10,771                12/31/99         39.46%         13,430
03/31/00           2.29%           11,018                03/31/00          2.08%         13,710
06/30/00          -2.66%           10,725                06/30/00         -6.86%         12,770
09/30/00          -0.97%           10,621                09/30/00          9.24%         13,950
12/31/00          -7.82%            9,790                12/31/00         -1.42%         13,752
03/31/01         -11.86%            8,629                03/31/01        -15.65%         11,599
06/30/01           5.85%            9,134                06/30/01          6.22%         12,320
09/30/01         -14.68%            7,793                09/30/01        -15.61%         10,397
12/31/01          10.69%            8,626                12/31/01         15.64%         12,023
03/31/02           0.27%            8,649                03/31/02         -4.00%         11,542
05/31/02          -6.76%            8,065                05/31/02         -4.07%         11,072
06/30/02          -7.12%            7,491


=======================================
     Atalanta/Sosnoff Focus Fund      |
  Average Annual Total Returns(a)     |
     Since Inception*   3.55%         |
      1 Year          (12.01%)        |
=======================================

              *Initial public offering of shares was July 1, 1999.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

ATALANTA/SOSNOFF INVESTMENT TRUST
PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================


                               [GRAPHIC OMITTED]

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN THE ATALANTA/SOSNOFF VALUE FUND AND THE S&P 500 INDEX


ATALANTA/SOSNOFF VALUE FUND
---------------------------

S&P 500 INDEX                                       ATALANTA/SOSNOFF VALUE FUND
-------------                                       ---------------------------


                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
07/01/99                           10,000                07/01/99                        10,000
09/30/99          -6.24%            9,376                09/30/99        -13.30%         8,670
12/31/99          14.88%           10,771                12/31/99         16.96%         10,140
03/31/00           2.29%           11,018                03/31/00          4.83%         10,630
06/30/00          -2.66%           10,725                06/30/00          0.47%         10,680
09/30/00          -0.97%           10,621                09/30/00         18.63%         12,670
12/31/00          -7.82%            9,790                12/31/00          7.37%         13,604
03/31/01         -11.86%            8,629                03/31/01        -15.45%         11,502
06/30/01           5.85%            9,134                06/30/01          5.11%         12,090
09/30/01         -14.68%            7,793                09/30/01        -12.52%         10,576
12/31/01          10.69%            8,626                12/31/01         12.56%         11,905
03/31/02           0.27%            8,649                03/31/02          0.27%         11,937
05/31/02          -6.76%            8,065                05/31/02         -0.85%         11,836
06/30/02          -7.12%            7,491                06/30/02         -7.95%         10,895


=======================================
     Atalanta/Sosnoff Value Fund      |
  Average Annual Total Returns(a)     |
     Since Inception*   5.95%         |
      1 Year           (3.74%)        |
=======================================

              *Initial public offering of shares was July 1, 1999.



                                [GRAPHIC OMITTED]

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ATALANTA/SOSNOFF BALANCED FUND,
65% S&P 500 INDEX/35% LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX,
   LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND S&P 500 INDEX


ATALANTA/SOSNOFF BALANCED FUND
------------------------------

LEHMAN INTERMEDIATE GOVERNMENT/
CORPORATE BOND INDEX:                                      ATALANTA/SOSNOFF BALANCED FUND
---------------------                                      ------------------------------

                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
07/01/99                           10,000                07/01/99                        10,000
09/30/99           0.92%           10,092                09/30/99         -0.73%          9,928
12/31/99           0.05%           10,097                12/31/99         25.37%         12,446
03/31/00           1.49%           10,248                03/31/00          0.93%         12,561
06/30/00           1.69%           10,421                06/30/00         -7.25%         11,650
09/30/00           2.88%           10,720                09/30/00          7.15%         12,483
12/31/00           3.70%           11,117                12/31/00         -1.37%         12,312
03/31/01           3.40%           11,494                03/31/01        -11.63%         10,880
05/31/01                           11,529
06/30/01           0.67%           11,571                06/30/01          4.49%         11,368
09/30/01           8.88%           12,599                09/30/01        -10.05%         10,225
12/31/01           0.09%           12,610                12/31/01         12.62%         11,516
03/31/02          -0.23%           12,581                03/31/02         -2.40%         11,240
05/31/02           2.67%           12,917                05/31/02         -2.40%         10,970
06/30/02           0.86%           13,028


65% S&P 500/35% LEHMAN BROTHERS INT GOVT/CREDIT BOND INDEX              S&P 500
----------------------------------------------------------              -------
                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
07/01/99                           10,000                07/01/99                        10,000
09/30/99          -3.77%            9,623                09/30/99         -6.24%          9,376
12/31/99           9.54%           10,542                12/31/99         14.88%         10,771
03/31/00           2.12%           10,766                03/31/00          2.29%         11,018
06/30/00          -1.14%           10,643                06/30/00         -2.66%         10,725
09/30/00           0.44%           10,689                09/30/00         -0.97%         10,621
12/31/00          -3.84%           10,279                12/31/00         -7.82%          9,790
03/31/01          -6.61%            9,599                03/31/01         -11.86%         8,629
06/30/01           4.09%            9,992                06/30/01          5.85%          9,134
09/30/01          -6.43%            9,349                09/30/01         -14.68%         7,793
12/31/01           6.94%            9,998                12/31/01         10.69%          8,626
03/31/02           0.10%           10,008                03/31/02          0.27%          8,649
05/31/02          -3.46%            9,662                05/31/02         -6.76%          8,065
06/30/02          -4.33%            9,243                06/30/02         -7.12%


=======================================
   Atalanta/Sosnoff Balanced Fund     |
  Average Annual Total Returns(a)     |
     Since Inception*   3.23%         |
      1 Year           (5.65%)        |
=======================================


              *Initial public offering of shares was July 1, 1999.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

ATALANTA/SOSNOFF INVESTMENT TRUST
PERFORMANCE (UNAUDITED) (CONTINUED)
================================================================================

                               [GRAPHIC OMITTED]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
       IN THE ATALANTA/SOSNOFF MID CAP FUND AND THE S&P 400 MID CAP INDEX


ATALANTA/SOSNOFF MID CAP FUND
-----------------------------

S&P 400 MID-CAP INDEX (MID)                      ATALANTA/SOSNOFF MID CAP FUND
-----------------------------                    -----------------------------


                  MONTHLY                                                               MONTHLY
  DATE            RETURN           BALANCE                 DATE           RETURN        BALANCE
  ----            ------           -------                 ----           ------        -------
  07/02/01                         10,000                  07/02/01                      10,000
  07/31/01        -1.49%            9,851                  07/31/01        0.40%         10,040
  08/31/01        -3.27%            9,529                  08/31/01       -1.79%          9,860
  09/30/01       -12.44%            8,343                  09/30/01       -3.65%          9,500
  10/31/01         4.43%            8,713                  10/31/01        2.42%          9,730
  11/30/01         7.44%            9,361                  11/30/01        9.15%         10,620
12/31/2001         5.16%            9,844                12/31/2001        2.88%         10,926
 1/31/2002        -0.51%            9,793                 1/31/2002       -0.73%         10,846
 2/28/2002         0.12%            9,805                 2/28/2002       -3.78%         10,436
 3/31/2002         7.15%           10,506                 3/31/2002        4.79%         10,936
 4/30/2002        -0.47%           10,457                 4/30/2002       -0.64%         10,866
 5/31/2002        -1.69%           10,281                 5/31/2002       -1.47%         10,706
 6/30/2002        -7.32%            9,528


=======================================
   Atalanta/Sosnoff Mid Cap Fund      |
          Total Returns(a)            |
     Since Inception*   7.06%         |
=======================================


              *Initial public offering of shares was July 2, 2001.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

ATALANTA/SOSNOFF FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2002)

                          THE ATALANTA/SOSNOFF FUND             S&P 500

Health Care                                    24.0                14.1
Consumer Discretionary                         20.0                13.8
Financial                                      19.6                19.4
Information Technology                         16.2                14.6
Industrials                                     9.2                10.7
Consumer Staples                                7.2                 9.9
Telecom Services                                3.8                 4.3
Energy                                          0.0                 7.1
Materials                                       0.0                 3.1
Utilities                                       0.0                 3.0
                                               ----                 ---
Total                                         100.0               100.0



TOP TEN HOLDINGS (AS OF MAY 31, 2002)

                                                                        % of
    STOCK                                    SECTOR                   PORTFOLIO
    -----                                    ------                   ---------
    Philip Morris Companies, Inc.          Consumer Staples             5.44%
    Wellpoint Health Networks, Inc.        Health Care                  5.32%
    RenaissanceRe Holdings LTD             Financials                   4.76%
    Taiwan Semiconducter - ADR             Information Technology       4.56%
    General Motors Corporation, Conv.,
    Preferred, 7.25%, due 07/15/41         Industrials                  4.39%
    Oxford Health Plans, Inc.              Health Care                  4.19%
    Citigroup, Inc.                        Financials                   4.02%
    Lowes Companies, Inc.                  Consumer Discretionary       3.96%
    First Data Corporation                 Industrials                  3.78%
    Universal Health Services, Inc.
    - Class B                              Health Care                  3.30%
                                                                    --------
                                                            TOTAL:     43.72%
                                                                    ========

COMPARATIVE PERFORMANCE

                                            TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                            -------------          --------------------------------
                                           SINCE INCEPTION*         YEAR ENDED      SINCE INCEPTION*
                                              TO MAY 31,              JUNE 30,         TO JUNE 30,
                                                 2002                   2002              2002
                                           ----------------        -------------      -------------
Atalanta/Sosnoff Fund                          30.7%                  (18.4%)              4.5%
Morningstar Large Cap Blend Category            n/a                   (18.1%)              n/a
Lipper Large-Cap Core Index                     n/a                   (17.2%)              n/a
S&P 500 Index                                   3.3%                  (18.0%)             (1.0%)

  *Inception June 17, 1998

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 Index (as of May 31, 2002)

                               [GRAPHIC OMITTED]

                    THE ATALANTA/SOSNOFF FOCUS FUND             S&P 500
Health Care                                    30.7                14.1
Financial                                      19.6                19.4
Consumer Discretionary                         17.1                13.8
Information Technology                         15.9                14.6
Industrials                                     8.0                10.7
Consumer Staples                                5.8                 9.9
Telecom Services                                2.2                 4.3
Energy                                          0.0                 7.1
Materials                                       0.0                 3.1
Utilities                                       0.0                 3.0
Cash & Equivalents                              0.7                 0.0
                                               ----                 ---
Total                                         100.0               100.0



TOP TEN HOLDINGS (AS OF MAY 31, 2002)
                                                                        % of
    STOCK                                    SECTOR                   PORTFOLIO
    -----                                    ------                   ---------
    Wellpoint Health Networks, Inc.        Health Care                  6.31%
    Oxford Health Plans, Inc.              Health Care                  5.78%
    First Data Corporation                 Industrials                  4.59%
    Taiwan Semiconducter - ADR             Information Technology       4.47%
    Anthem, Inc.                           Health Care                  4.38%
    RenaissanceRe Holdings LTD             Financials                   4.29%
    Citigroup, Inc.                        Financials                   3.84%
    Microsoft Corporation                  Industrials                  3.75%
    Universal Health Services, Inc.
    - Class B                              Health Care                  3.64%
    Viacom, Inc. - Class B                 Consumer Discretionary       3.60%
                                                                    --------
                                                              TOTAL:   44.65%
                                                                    ========


COMPARATIVE PERFORMANCE

                                            TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                            -------------          --------------------------------
                                           SINCE INCEPTION*         YEAR ENDED      SINCE INCEPTION*
                                              TO MAY 31,              JUNE 30,         TO JUNE 30,
                                                 2002                   2002              2002
                                           ----------------        -------------      -------------
Atalanta/Sosnoff Focus Fund                    10.7%                  (17.6%)              0.5%
Lipper Large-Cap Core Index                     n/a                   (17.2%)              n/a
S&P 500 Index                                 (19.4%)                 (18.0%)             (9.2%)

  *Inception July 1, 1999

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2002)

                               [GRAPHIC OMITTED]

                    THE ATALANTA/SOSNOFF VALUE FUND             S&P 500

Health Care                                    28.7                14.1
Financial                                      25.2                19.4
Consumer Discretionary                           16                13.8
Information Technology                         11.1                14.6
Industrials                                     8.8                10.7
Consumer Staples                                7.4                 9.9
Telecom Services                                2.2                 4.3
Energy                                            0                 7.1
Materials                                         0                 3.1
Utilities                                         0                   3
Cash & Equivalents                              0.6                   0
                                               ----                 ---
Total                                           100                 100



TOP TEN HOLDINGS (AS OF MAY 31, 2002)
                                                                        % of
    STOCK                                    SECTOR                   PORTFOLIO
    -----                                    ------                   ---------
    Wellpoint Health Networks, Inc.        Health Care                  6.61%
    Anthem, Inc.                           Health Care                  5.74%
    Philip Morris Companies, Inc.          Consumer Staples             5.56%
    Universal Health Services, Inc.
    - Class B                              Health Care                  4.82%
    Taiwan Semiconducter - ADR             Information Technology       4.50%
    RenaissanceRe Holdings LTD             Financials                   4.49%
    First Data Corporation                 Industrials                  4.49%
    Oxford Health Plans, Inc.              Health Care                  4.10%
    Microsoft Corporation                  Industrials                  3.72%
    Bank of America Corporation            Financials                   3.68%
                                                                      ------
                                                              Total:   47.71%
                                                                      ======


COMPARATIVE PERFORMANCE

                                            TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                            -------------          --------------------------------
                                           SINCE INCEPTION*         YEAR ENDED      SINCE INCEPTION*
                                              TO MAY 31,              JUNE 30,         TO JUNE 30,
                                                 2002                   2002              2002
                                           ----------------        -------------      -------------
Atalanta/Sosnoff Value Fund                    18.4%                   (9.9%)              2.9%
Lipper Large-Cap Value Index                    n/a                   (13.8%)              n/a
S&P 500 Index                                 (19.4%)                 (18.0%)             (9.2%)

  *Inception July 1, 1999


ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 2002)


                               [GRAPHIC OMITTED]

                 THE ATALANTA/SOSNOFF BALANCED FUND             S&P 500

Health Care                                    22.5                14.1
Financial                                      17.4                19.4
Consumer Discretionary                         15.2                13.8
Information Technology                         12.8                14.6
Industrials                                     9.5                10.7
Consumer Staples                                2.9                 9.9
Telecom Services                                1.8                 4.3
Energy                                          0.0                 7.1
Materials                                       0.0                 3.1
Utilities                                       0.0                 3.0
Cash & Equivalents                              1.1                 0.0
Fixed Income                                   16.8                 0.0
                                               ----                 ---
Total                                         100.0               100.0



TOP TEN HOLDINGS (AS OF MAY 31, 2002)
                                                                        % of
    STOCK                                    SECTOR                   PORTFOLIO
    -----                                    ------                   ---------
    Wellpoint Health Networks, Inc.        Health Care                  5.61%
    General Motors Corporation, Conv.,
    Preferred, 7.25%, due 07/15/41         Industrials                  5.46%
    RenaissanceRe Holdings LTD             Financials                   4.66%
    Taiwan Semiconducter - ADR             Information Technology       4.58%
    Oxford Health Plans, Inc.              Health Care                  4.05%
    First Data Corporation                 Industrials                  3.99%
    Citigroup, Inc.                        Financials                   3.63%
    Lowes Companies, Inc.                  Consumer Discretionary       3.37%
    Anthem, Inc.                           Health Care                  2.98%
    Philip Morris Companies, Inc.          Consumer Staples             2.89%
                                                                       -----
                                                              TOTAL:   41.22%



COMPARATIVE PERFORMANCE

                                            TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                            -------------          --------------------------------
                                           SINCE INCEPTION*         YEAR ENDED      SINCE INCEPTION*
                                              TO MAY 31,              JUNE 30,         TO JUNE 30,
                                                 2002                   2002              2002
                                           ----------------        -------------      -------------
Atalanta/Sosnoff Balanced Fund                  9.7%                  (10.2%)              0.7%
Lehman Brothers Intermediate
  Government/Credit Bond Index                 29.2%                   12.6%               9.7%
S&P 500 Index                                 (19.4%)                 (18.0%)             (9.2%)
65/35 Composite Blend                          (3.4%)                  (7.5%)             (2.6%)


  *Inception July 1, 1999

ATALANTA/SOSNOFF MID CAP FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 Index (as of May 31, 2002)

                               [GRAPHIC OMITTED]

                  THE ATALANTA/SOSNOFF MID CAP FUND             S&P 500

Health Care                                    28.1                14.1
Financial                                      22.3                19.4
Consumer Discretionary                         12.7                13.8
Information Technology                          9.3                14.6
Industrials                                     5.2                10.7
Consumer Staples                                  2                 9.9
Telecom Services                                1.6                 4.3
Energy                                            0                 7.1
Materials                                         0                 3.1
Utilities                                         0                   3
Cash & Equivalents                             18.8                   0
------------------                             ----                ----
Total                                          99.9                 100


TOP TEN HOLDINGS (AS OF MAY 31, 2002)
                                                                        % of
    STOCK                                    SECTOR                   PORTFOLIO
    -----                                    ------                   ---------
    RenaissanceRe Holdings LTD             Financials                   7.64%
    Oxford Health Plans, Inc.              Health Care                  5.31%
    Taiwan Semiconducter - ADR             Information Technology       5.25%
    Universal Health Services, Inc.
    - Class B                              Health Care                  5.24%
    Anthem, Inc.                           Health Care                  5.21%
    Outback Steakhouse, Inc.               Consumer Discretionary       4.18%
    PMI Group, Inc. (The)                  Financials                   3.54%
    Zimmer Holdings, Inc.                  Health Care                  3.53%
    Radian Group, Inc.                     Financials                   3.24%
    Cresent Real Estate Equities Company   Financials                   3.22%
                                                                       -----
                                                              TOTAL:   46.36%


COMPARATIVE PERFORMANCE

                                                        TOTAL RETURNS
                                            ------------------------------------
                                           SINCE INCEPTION*         YEAR ENDED
                                              TO MAY 31,              JUNE 30,
                                                 2002                   2002
                                           ----------------        -------------
Atalanta/Sosnoff Mid Cap Fund                   7.1%                   (1.4%)
S&P 400 Mid Cap Index                           2.8%                   (4.7%)

         *Inception July 2, 2001


STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2002
===================================================================================================================================
                                                                       ATALANTA/        ATALANTA/       ATALANTA/       ATALANTA/
                                                  ATALANTA/            SOSNOFF           SOSNOFF         SOSNOFF         SOSNOFF
                                                   SOSNOFF              FOCUS             VALUE          BALANCED        MID CAP
                                                    FUND                FUND              FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
 At amortized cost ......................       $ 24,685,219        $  2,317,774      $  2,215,787    $  2,167,559    $  1,919,118
                                                ============        ============      ============    ============    ============
 At market value (Note 1) ...............       $ 27,047,112        $  2,587,309      $  2,469,718    $  2,380,537    $  2,179,017
Interest and dividends receivable .......             10,072               1,129               694           6,463             346
Receivable for securities sold ..........               --                  --                --            28,394          16,887
Receivable for capital shares sold ......                250                --                --              --              --
Receivable from Adviser (Note 3) ........               --                 2,998             3,147           3,393           6,203
Organization costs, net (Note 1) ........             11,528                --                --              --              --
Other assets ............................              2,882               1,215               956             952           3,167
                                                ------------        ------------      ------------    ------------    ------------
    TOTAL ASSETS ........................         27,071,844           2,592,651         2,474,515       2,419,739       2,205,620
                                                ------------        ------------      ------------    ------------    ------------

LIABILITIES
Payable for securities purchased ........               --                37,496              --            37,495            --
Payable for capital shares redeemed .....             41,938                --                --              --              --
Payable to Adviser (Note 3) .............             27,599                --                --              --              --
Payable to other affiliates (Note 3) ....              8,120               3,400             3,400           3,400           3,350
Other accrued expenses and liabilities ..              4,909               1,150             1,150           1,200           1,620
                                                ------------        ------------      ------------    ------------    ------------
    TOTAL LIABILITIES ...................             82,566              42,046             4,550          42,095           4,970
                                                ------------        ------------      ------------    ------------    ------------

NET ASSETS ..............................       $ 26,989,278        $  2,550,605      $  2,469,965    $  2,377,644    $  2,200,650
                                                ============        ============      ============    ============    ============
Net assets consist of:
Paid-in capital .........................       $ 28,652,094        $  2,735,498      $  2,438,978    $  2,453,932    $  2,054,757
Undistributed net investment income .....               --                  --                --             2,176            --
Accumulated net realized losses
  from security transactions ............         (4,024,709)           (454,428)         (222,944)       (291,442)       (114,006)
Net unrealized appreciation
  on investments ........................          2,361,893             269,535           253,931         212,978         259,899
                                                ------------        ------------      ------------    ------------    ------------
Net assets ..............................       $ 26,989,278        $  2,550,605      $  2,469,965    $  2,377,644    $  2,200,650
                                                ============        ============      ============    ============    ============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) .........................          2,496,546             263,883           233,868         243,271         205,620
                                                ============        ============      ============    ============    ============

Net asset value, offering price and
 redemption price per share (Note 1) ....       $      10.81        $       9.67      $      10.56    $       9.77    $      10.70
                                                ============        ============      ============    ============    ============


See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002(a)
===================================================================================================================================
                                                                       ATALANTA/        ATALANTA/       ATALANTA/       ATALANTA/
                                                  ATALANTA/            SOSNOFF           SOSNOFF         SOSNOFF         SOSNOFF
                                                   SOSNOFF              FOCUS             VALUE          BALANCED        MID CAP
                                                    FUND                FUND              FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest ...............................       $     20,487        $        707      $      1,125    $     32,188    $      5,481
 Dividends ..............................            184,908              23,043            26,283          16,367          18,205
                                                ------------        ------------      ------------    ------------    ------------
   TOTAL INVESTMENT INCOME ..............            205,395              23,750            27,408          48,555          23,686
                                                ------------        ------------      ------------    ------------    ------------

EXPENSES
 Investment advisory fees (Note 3) ......            160,075              19,527            18,454          17,977          14,268
 Accounting services fees (Note 3) ......             24,301              24,081            24,081          24,081          22,000
 Professional fees ......................             30,220              13,343            13,435          12,852           2,632
 Administration fees (Note 3) ...........             46,810               6,977             6,589           6,603           4,514
 Transfer agent fees (Note 3) ...........             17,238              12,915            12,915          12,915          11,000
 Service plan expense (Note 3) ..........             37,657                 700               476             335              18
 Printing of shareholder reports ........             19,090               3,547             2,859           2,420           1,057
 Trustees' fees and expenses ............              6,984               5,200             5,200           5,200           5,200
 Registration fees ......................              7,756               5,153             4,954           4,670           4,678
 Custodian fees .........................              9,997               4,025             4,743           3,441           3,734
 Postage and supplies ...................              8,762               4,449             4,284           4,282           2,623
 Organization expense (Note 1) ..........             11,528                --                --              --              --
 Insurance expense ......................              6,368                 876               695             781            --
 Other expenses .........................              5,178               3,775             3,061           4,907           3,044
                                                ------------        ------------      ------------    ------------    ------------
   TOTAL EXPENSES .......................            391,964             104,568           101,746         100,464          74,768
Fees waived and/or expenses reimbursed
  by the Adviser (Note 3) ...............            (71,814)            (65,515)          (64,839)        (64,510)        (46,232)
                                                ------------        ------------      ------------    ------------    ------------
  NET EXPENSES ..........................            320,150              39,053            36,907          35,954          28,536
                                                ------------        ------------      ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ............           (114,755)            (15,303)           (9,499)         12,601          (4,850)
                                                ------------        ------------      ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized losses from
 security transactions ..................         (2,673,746)           (249,735)         (209,061)       (120,534)       (114,006)
Net change in unrealized appreciation/
 depreciation on investments ............           (249,092)            (83,629)          107,888         (29,057)        259,899
                                                ------------        ------------      ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS ...........         (2,922,838)           (333,364)         (101,173)       (149,591)        145,893
                                                ------------        ------------      ------------    ------------    ------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS.............   $    ( 3,037,593)     $    ( 348,667)  $     ( 110,672)  $   ( 136,990)   $    141,043
                                                ============        ============      ============    ============    ============

(a)  Except for the  Atalanta/Sosnoff  Mid Cap Fund, which represents the period from the initial public offering of shares,
     July 2, 2001, through May 31, 2002. See accompanying notes to financial statements.


See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                               ATALANTA/                                 ATALANTA/
                                                                SOSNOFF                                   SOSNOFF
                                                                  FUND                                  FOCUS FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR                  YEAR                YEAR                 YEAR
                                                     ENDED                  ENDED              ENDED                 ENDED
                                                     MAY 31,               MAY 31,             MAY 31,               MAY 31,
                                                      2002                  2001                2002                  2001
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment loss ..................          $ (114,755)            $  (72,382)          $  (15,303)          $  (13,354)
 Net realized losses from
  security transactions ...............          (2,673,746)            (1,303,802)            (249,735)            (199,250)
 Net change in unrealized appreciation/
  depreciation on investments .........            (249,092)             1,262,429              (83,629)             286,751
                                                 ----------             ----------           ----------           ----------
Net increase (decrease) in net assets
 from operations ......................          (3,037,593)              (113,755)            (348,667)              74,147
                                                 ----------             ----------           ----------           ----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains ...............                --               (3,534,766)                --               (383,922)
                                                 ----------             ----------           ----------           ----------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ............          13,551,335              3,085,449               64,961              309,167
 Net asset value of shares issued in
  reinvestment of distributions to
  shareholders ........................                --                3,533,517                 --                383,922
 Payments for shares redeemed .........          (3,590,860)            (1,389,455)            (108,721)             (38,319)
                                                 ----------             ----------           ----------           ----------
Net increase (decrease) in net assets
 from capital share transactions ......           9,960,475              5,229,511              (43,760)             654,770
                                                 ----------             ----------           ----------           ----------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS............................           6,922,882              1,580,990             (392,427)             344,995

NET ASSETS:
Beginning of year .....................          20,066,396             18,485,406            2,943,032            2,598,037
                                                 ----------             ----------           ----------           ----------
End of year ...........................        $ 26,989,278           $ 20,066,396         $  2,550,605           $2,943,032
                                                 ==========             ==========           ==========           ==========


CAPITAL SHARE ACTIVITY:
 Shares sold ..........................           1,199,347                207,357                6,570               23,128
 Shares reinvested ....................                --                  277,356                 --                 33,856
 Shares redeemed ......................            (322,960)              (102,326)             (10,369)              (2,999)
                                                 ----------             ----------           ----------           ----------
 Net increase (decrease) in
  shares outstanding ..................             876,387                382,387               (3,799)              53,985
 Shares outstanding, beginning of year            1,620,159              1,237,772              267,682              213,697
                                                 ----------             ----------           ----------           ----------
 Shares outstanding, end of year ......           2,496,546              1,620,159              263,883              267,682
                                                 ==========             ==========           ==========           ==========

See accompanying notes to financial statements.


Statements of Changes in Net Assets
===================================================================================================================================
                                                               ATALANTA/                 ATALANTA/                       ATALANTA/
                                                                SOSNOFF                   SOSNOFF                        SOSNOFF
                                                              VALUE FUND               BALANCED FUND                     MID CAP
-----------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR               YEAR             YEAR             YEAR          PERIOD
                                                      ENDED              ENDED            ENDED            ENDED           ENDED
                                                      MAY 31,           MAY 31,           MAY 31,          MAY 31,        MAY 31,
                                                       2002              2001              2002             2001           2002(a)
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income (loss) ...........       $     (9,499)       $      9,150      $     12,601    $     23,580    $     (4,850)
 Net realized gains (losses) from
  security transactions .................           (209,061)            420,805          (120,534)       (166,068)       (114,006)
 Net change in unrealized appreciation/
  depreciation on investments ...........            107,888            (131,962)          (29,057)        209,340         259,899
                                                ------------        ------------      ------------    ------------    ------------
Net increase (decrease) in net assets
 from operations ........................           (110,672)            297,993          (136,990)         66,852         141,043


DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income .............               --                (9,150)          (14,563)        (22,428)           --
 In excess of net investment income .....               --                  --                --              --            (1,176)
 From net realized gains ................            (69,638)           (229,130)             --          (231,438)           --
                                                ------------        ------------      ------------    ------------    ------------
Decrease in net assets from distributions
 to shareholders ........................            (69,638)           (238,280)          (14,563)       (253,866)         (1,176)
                                                ------------        ------------      ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ..............             13,695             606,356           106,982          35,597       2,089,002
 Net asset value of shares issued in
  reinvestment of distributions to
  shareholders ..........................             69,638             238,280            14,563         253,866           1,176
 Payments for shares redeemed ...........           (469,220)             (5,000)          (37,179)        (20,040)        (29,395)
                                                ------------        ------------      ------------    ------------    ------------
Net increase (decrease) in net assets from
 capital share transactions .............           (385,887)            839,636            84,366         269,423       2,060,783
                                                ------------        ------------      ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS ...........................           (566,197)            899,349           (67,187)         82,409       2,200,650

NET ASSETS:
 Beginning of period ....................          3,036,162           2,136,813         2,444,831       2,362,422            --

 End of period ..........................       $  2,469,965        $  3,036,162      $  2,377,644    $  2,444,831    $  2,200,650
                                                ============        ============      ============    ============    ============

UNDISTRIBUTED NET
 INVESTMENT INCOME                              $       --           $      --        $        699    $      2,677    $       --
                                                ============        ============      ============    ============    ============

CAPITAL SHARE ACTIVITY:
Shares sold .............................              1,302              49,384            11,052           3,185         208,250
Shares reinvested .......................              6,582              20,093             1,507          23,753             108
Shares redeemed .........................            (43,047)               (446)           (3,876)         (1,978)         (2,738)
                                                ------------        ------------      ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding .....................            (35,163)             69,031             8,683          24,960         205,620
Shares outstanding, beginning of period .            269,031             200,000           234,588         209,628            --
                                                ------------        ------------      ------------    ------------    ------------
Shares outstanding, end of period .......            233,868             269,031           243,271         234,588         205,620
                                                ============        ============      ============    ============    ============


(a)  Represents the period from the initial public  offering of shares,  July 2, 2001, through May 31, 2002.


See accompanying notes to financial statements.


ATALANTA/SOSNOFF FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                       YEAR                  YEAR                 YEAR               PERIOD
                                                      ENDED                 ENDED                ENDED                ENDED
                                                      MAY 31,               MAY 31,              MAY 31,              MAY 31,
                                                       2002                  2001                 2000                1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ....      $    12.39             $    14.93           $    12.34           $    10.00
                                                 ----------             ----------           ----------           ----------

Income (loss) from investment operations:
 Net investment loss ......................           (0.05)                 (0.04)               (0.12)               (0.05)
 Net realized and unrealized gains (losses)
  on investments ..........................           (1.53)                  0.17                 2.71                 2.39
                                                 ----------             ----------           ----------           ----------
Total from investment operations ..........           (1.58)                  0.13                 2.59                 2.34
                                                 ----------             ----------           ----------           ----------

Less distributions:
 From net realized gains ..................            --                    (2.67)                --                   --
                                                 ----------             ----------           ----------           ----------

Net asset value at end of period ..........      $    10.81             $    12.39           $    14.93           $    12.34
                                                 ==========             ==========           ==========           ==========

Total return ..............................          (12.75%)                 0.37%               20.99%               23.40%(b)
                                                 ==========             ==========           ==========           ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) .......      $   26,989             $   20,066           $   18,485           $   13,480
                                                 ==========             ==========           ==========           ==========

Ratio of net expenses to average
 net assets(c) ............................            1.50%                  1.50%                1.50%                1.50%(d)

Ratio of net investment loss to
 average net assets .......................           (0.54%)                (0.36%)              (0.88%)            ( 0.60%)(d)

Portfolio turnover rate ...................              98%                   141%                 143%                 124%(d)

(a)  Represents the period from the initial public offering of shares,  June 17, 1998, through May 31, 1999.
(b)  Not annualized.
(c)  Absent fee waivers and expense  reimbursements by the Adviser, the ratio of expenses to average net assets would have been  1.83%,  1.73%,  1.95% and 2.54%(d)  for the  periods  ended  May  31,  2002,  2001,  2000 and  1999, respectively (Note 3).
(d)  Annualized.


See accompanying notes to financial statements.


ATALANTA/SOSNOFF FOCUS FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                  YEAR                     YEAR                  PERIOD
                                                                  ENDED                    ENDED                  ENDED
                                                                 MAY 31,                  MAY 31,                 MAY 31,
                                                                  2002                     2001                   2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........         $      10.99              $     12.16            $      10.00
                                                             ----------               ----------              ----------

Income (loss) from investment operations:
 Net investment loss .............................                (0.06)                   (0.05)                  (0.08)
 Net realized and unrealized gains (losses)
  on investments .................................                (1.26)                    0.52                    2.24
                                                             ----------               ----------              ----------
Total from investment operations .................                (1.32)                    0.47                    2.16
                                                             ----------               ----------              ----------

Less distributions:
 From net realized gains .........................                  --                     (1.64)                --
                                                             ----------               ----------              ----------

Net asset value at end of period .................         $       9.67              $     10.99            $      12.16
                                                             ==========               ==========              ==========

Total return .....................................               (12.01%)                   3.48%                  21.60%(b)


RATIOS AND SUPPLEMENTAL DATA:

 Net assets at end of period (000's) .............         $      2,551              $     2,943            $      2,598
                                                             ==========               ==========              ==========

Ratio of net expenses to average
 net assets(c) ...................................                 1.50%                    1.50%                   1.50%(d)

Ratio of net investment loss to
 average net assets ..............................                (0.59%)                  (0.45%)                ( 0.78%)(d)

Portfolio turnover rate ..........................                  164%                     173%                    188%(d)

(a)  Represents the period from the initial public  offering of shares,  July 1, 1999, through May 31, 2000.
(b)  Not annualized.
(c)  Absent fee waivers and expense  reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.02%,  3.86% and  4.08%(d) for the periods ended May 31, 2002, 2001 and 2000, respectively (Note 3).
(d)  Annualized.

See accompanying notes to financial statements.


ATALANTA/SOSNOFF VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                  YEAR                     YEAR                   PERIOD
                                                                  ENDED                    ENDED                   ENDED
                                                                 MAY 31,                  MAY 31,                 MAY 31,
                                                                  2002                     2001                   2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........         $      11.29             $      10.68            $      10.00
                                                             ----------               ----------              ----------

Income (loss) from investment operations:
 Net investment income (loss) ....................                (0.04)                    0.04                   (0.03)
 Net realized and unrealized gains (losses)
  on investments .................................                (0.38)                    1.62                    0.71
                                                             ----------               ----------              ----------
Total from investment operations .................                (0.42)                    1.66                    0.68
                                                             ----------               ----------              ----------

Less distributions:
 From net investment income ......................                   --                    (0.04)                    --
 From net realized gains .........................                (0.31)                   (1.01)                    --
                                                             ----------               ----------              ----------
Total distributions ..............................                (0.31)                   (1.05)                    --
                                                             ----------               ----------              ----------

Net asset value at end of period .................         $      10.56             $      11.29            $      10.68
                                                             ==========               ==========              ==========

Total return .....................................                (3.74%)                  15.14%                   6.80%(b)
                                                             ==========               ==========              ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..............        $       2,470              $     3,036             $     2,137
                                                             ==========               ==========              ==========

Ratio of net expenses to average
 net assets(c) ...................................                 1.50%                    1.50%                   1.50%(d)

Ratio of net investment income (loss)
 to average net assets ...........................                (0.38%)                   0.34%                 ( 0.38%)(d)

Portfolio turnover rate ..........................                  200%                     983%                    416%(d)

(a)  Represents the period from the initial public  offering of shares,  July 1, 1999, through May 31, 2000.
(b)  Not annualized.
(c)  Absent fee waivers and expense  reimbursements by the Adviser, the ratio of expenses to average net assets  would have been 4.14%,  4.26% and  4.87%(d) for the periods ended May 31, 2002, 2001 and
     2000, respectively (Note 3).
(d)  Annualized.


See accompanying notes to financial statements.


ATALANTA/SOSNOFF BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                                  YEAR                     YEAR                   PERIOD
                                                                  ENDED                    ENDED                   ENDED
                                                                 MAY 31,                  MAY 31,                 MAY 31,
                                                                  2002                     2001                   2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........         $      10.42             $      11.27            $      10.00
                                                             ----------               ----------              ----------

Income (loss) from investment operations:
 Net investment income ...........................                 0.05                     0.10                    0.03
 Net realized and unrealized gains (losses)
  on investments .................................                (0.64)                    0.25                    1.27
                                                             ----------               ----------              ----------
Total from investment operations .................                (0.59)                    0.35                    1.30
                                                             ----------               ----------              ----------

Less distributions:
 From net investment income ......................                (0.06)                   (0.10)                  (0.03)
 From net realized gains .........................                   --                    (1.10)                     --
                                                             ----------               ----------              ----------
Total distributions ..............................                (0.06)                   (1.20)                  (0.03)
                                                             ----------               ----------              ----------

Net asset value at end of period .................         $       9.77             $      10.42            $      11.27
                                                             ==========               ==========              ==========

Total return .....................................                (5.65%)                   2.92%                  12.98%(b)
                                                             ==========               ==========              ==========

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..............        $       2,378              $     2,445             $     2,362
                                                             ==========               ==========              ==========

Ratio of net expenses to average
 net assets(c) ...................................                 1.50%                    1.50%                   1.50%(d)

Ratio of net investment income to
 average net assets ..............................                 0.53%                    0.95%                   0.33%(d)

Portfolio turnover rate ..........................                  151%                     171%                    200%(d)

(a)  Represents the period from the initial public  offering of shares,  July 1, 1999, through May 31, 2000.
(b)  Not annualized.
(c)  Absent fee waivers and expense  reimbursements by the Adviser, the ratio of expenses to average net assets  would have been 4.19%,  4.38% and  4.23%(d) for the periods ended May 31, 2002, 2001 and
     2000, respectively (Note 3).
(d)  Annualized.


See accompanying notes to financial statements.

ATALANTA/SOSNOFF MID CAP FUND
FINANCIAL HIGHLIGHTS
================================================================================
                                                                     PERIOD
                                                                      ENDED
                                                                     MAY 31,
                                                                     2002(a)
--------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
 THROUGHOUT THE PERIOD:

Net asset value at beginning of period .....................    $      10.00
                                                                ------------

Income from investment operations:
 Net investment loss .......................................           (0.02)
 Net realized and unrealized gains
  on investments ...........................................            0.73
                                                                ------------
Total from investment operations ...........................            0.71
                                                                ------------

Less distributions:
 In excess of net investment income ........................           (0.01)
                                                                ------------

Net asset value at end of period ...........................    $      10.70
                                                                ============


Total return ...............................................            7.06%(b)
                                                                ============


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ........................    $      2,201
                                                                ============

Ratio of net expenses to average net assets(c) .............            1.50%(d)

Ratio of net investment loss to average net assets .........         ( 0.25%)(d)

Portfolio turnover rate ....................................              75%(d)


(a) Represents the period from the initial public offering of shares, July 2, 2001, through May 31, 2002.
(b)  Not annualized.
(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.92%(d) for the period ended May 31, 2002 (Note 3).
(d)  Annualized.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2002
================================================================================
                                                                        MARKET
COMMON STOCKS -- 95.7%                                   SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 20.0%
AOL Time Warner, Inc.* .............................     34,000       $  635,800
Barnes & Noble, Inc.* ..............................      8,700          267,699
Clear Channel Communications, Inc.* ................     13,600          723,928
Costco Wholesale Corporation* ......................     14,200          557,634
Echostar Communications Corporation - Class A* .....     10,300          259,457
Lowes Companies, Inc. ..............................     22,700        1,070,532
Sears, Roebuck and Co. .............................      4,800          283,440
Tiffany & Co. ......................................      9,900          371,250
Viacom, Inc. - Class B* ............................     17,527          858,122
Wal-Mart Stores, Inc. ..............................      6,800          367,880
                                                                      ----------
                                                                      5,395,742
                                                                      ----------
CONSUMER STAPLES-- 7.2%
Anheuser-Busch Companies, Inc. .....................      9,000          464,490
Philip Morris Companies, Inc. ......................     25,700        1,471,325
                                                                      ----------
                                                                       1,935,815

FINANCIALS-- 19.6%
Ace LTD ............................................     21,000          726,810
Bank of America Corporation ........................     10,100          765,681
Citigroup, Inc. ....................................     25,180        1,087,273
Equity Office Properties Trust .....................      7,700          232,078
Fannie Mae .........................................      7,300          584,073
Freddie Mac ........................................      9,100          596,505
RenaissanceRE Holdings LTD .........................     34,800        1,287,600
                                                                      ----------
                                                                       5,280,020
                                                                      ----------
HEALTHCARE-- 24.0%
Anthem, Inc.* ......................................     10,600          751,540
Express Scripts, Inc.* .............................      7,600          401,660
Johnson & Johnson ..................................      8,900          546,015
Oxford Health Plans, Inc.* .........................     23,500        1,132,700
Tenet Healthcare Corporation .......................      4,700          350,150
UnitedHealth Group, Inc. ...........................      5,000          454,000
Universal Health Services, Inc.- Class B* ..........     18,000          893,160
Wellpoint Health Networks, Inc.* ...................     19,400        1,438,704
Wyeth ..............................................      9,400          521,700
                                                                      ----------
                                                                       6,489,629
                                                                      ----------
INDUSTRIALS-- 4.8%
First Data Corporation .............................     12,900        1,021,680
General Electric Company ...........................      8,600          267,804
                                                                      ----------
                                                                       1,289,484
                                                                      ----------
INFORMATION TECHNOLOGY-- 16.2%
Cisco Systems, Inc.* ...............................     33,200          523,896
Dell Computer Corporation* .........................     11,200          300,720
Electronic Data Systems Corporation ................      7,900          417,278
International Business Machines Corporation ........      9,800          788,410
Microsoft Corporation* .............................     14,900          760,049
Taiwan Semiconductor Manufacturing LTD-ADR* ........     74,380        1,233,220
Veritas Software Corporation* ......................     16,100          364,987
                                                                      ----------
                                                                       4,388,560
                                                                      ----------

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       Market
COMMON STOCKS -- 95.7% (Continued)                       Shares         Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES-- 3.9%
Nextel Communications, Inc.* .......................    117,300    $     570,078
Sprint Corporation (PCS Group)* ....................     45,500          475,020
                                                                      ----------
                                                                       1,045,098
                                                                      ----------
TOTAL COMMON STOCKS-- 95.7% (Cost $23,578,739)......               $  25,824,348
                                                                      ----------


PREFERRED STOCK-- 4.4%
General Motors Corporation, Conv., 5.25%,
convertible until 03/06/32 (Cost $1,069,826) .......     41,400       $1,186,110
                                                                      ----------

CASH EQUIVALENTS -- 0.1%
First American Treasury Obligation Fund - Class S
(Cost $36,654) .....................................     36,654    $      36,654
                                                                      ----------

TOTAL INVESTMENT SECURITIES-- 100.2%
 (Cost $24,685,219).................................               $  27,047,112

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2)%......                   ( 57,834)
                                                                      ----------

NET ASSETS-- 100.0%.................................               $  26,989,278
                                                                      ==========



See accompanying notes to financial statements.

* Non-income producing security

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2002
================================================================================
                                                                         Market
COMMON STOCKS -- 95.8%                                   Shares          Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 17.1%
AOL Time Warner, Inc.* .............................      2,600    $      48,620
Barnes & Noble, Inc.* ..............................      1,600           49,232
Clear Channel Communications, Inc.* ................      1,500           79,845
Costco Wholesale Corporation* ......................      1,000           39,270
Lowes Companies, Inc. ..............................      1,800           84,888
Sears, Roebuck and Co. .............................        700           41,335
Viacom, Inc. - Class B* ............................      1,900           93,024
                                                                      ----------
                                                                         436,214
                                                                      ----------
CONSUMER STAPLES-- 5.8%
Anheuser-Busch Companies, Inc. .....................      1,200           61,932
Philip Morris Companies, Inc. ......................      1,500           85,875
                                                                      ----------
                                                                         147,807
                                                                      ----------
FINANCIALS-- 19.6%
Ace LTD ............................................      2,000           69,220
Bank of America Corporation ........................      1,200           90,972
Citigroup, Inc. ....................................      2,300           99,314
Fannie Mae .........................................        800           64,008
Freddie Mac ........................................      1,000           65,550
Renaissancere Holdings LTD .........................      3,000          111,000
                                                                      ----------
                                                                         500,064
                                                                      ----------
HEALTHCARE-- 30.7%
Anthem, Inc.* ......................................      1,600          113,440
Express Scripts, Inc.* .............................        700           36,995
Johnson & Johnson ..................................      1,300           79,755
Oxford Health Plans, Inc.* .........................      3,100          149,420
UnitedHealth Group, Inc. ...........................      1,000           90,800
Universal Health Services, Inc. - Class B* .........      1,900           94,278
Wellpoint Health Networks, Inc.* ...................      2,200          163,152
Wyeth ..............................................      1,000           55,500
                                                                      ----------
                                                                         783,340
                                                                      ----------
INDUSTRIALS-- 4.6%
First Data Corporation .............................      1,500          118,800
                                                                      ----------

INFORMATION TECHNOLOGY-- 15.8%
Cisco Systems, Inc.* ...............................      3,200           50,496
Dell Computer Corporation* .........................      1,000           26,850
International Business Machines Corporation ........      1,000           80,450
Microsoft Corporation* .............................      1,900           96,919
Taiwan Semiconductor Manufacturing LTD - ADR* ......      6,980          115,728
Veritas Software Corporation* ......................      1,500           34,005
                                                                      ----------
                                                                         404,448
                                                                      ----------
TELECOMMUNICATIONS SERVICES-- 2.2%
Nextel Communications, Inc.* .......................     11,500           55,890
                                                                      ----------

TOTAL COMMON STOCKS-- 95.8% (Cost $2,185,173).......               $   2,446,563
                                                                      ----------

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
PREFERRED STOCK -- 3.3%                                  SHARES         VALUE
--------------------------------------------------------------------------------
General Motors Corporation, Conv., 5.25%,
convertible until 03/06/32 (Cost $74,940) ..........      2,900    $      83,085
                                                                      ----------

CASH EQUIVALENTS -- 2.3%
First American Treasury Obligation Fund - Class S
(Cost $57,661) .....................................     57,661    $      57,661
                                                                      ----------

TOTAL INVESTMENT SECURITIES-- 101.4%
 (Cost $2,317,774)..................................               $   2,587,309

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.4)%......                   ( 36,704)
                                                                      ----------

NET ASSETS-- 100.0%.................................               $   2,550,605
                                                                      ==========


See accompanying notes to financial statements.

* Non-income producing security

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2002
================================================================================
                                                                         MARKET
COMMON STOCKS -- 96.1%                                   SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 16.0%
AOL Time Warner, Inc.* .............................      2,500    $      46,750
Barnes & Noble, Inc.* ..............................      1,300           40,001
Clear Channel Communications, Inc.* ................      1,100           58,553
Echostar Communications Corporation - Class A* .....        900           22,671
Federated Department Stores, Inc.* .................      1,800           74,538
Lowes Companies, Inc. ..............................      1,700           80,172
Viacom, Inc. - Class B* ............................      1,500           73,440
                                                                      ----------
                                                                         396,125
                                                                      ----------
CONSUMER STAPLES-- 7.4%
Anheuser-Busch Companies, Inc. .....................        900           46,449
Philip Morris Companies, Inc. ......................      2,400          137,400
                                                                      ----------
                                                                         183,849

FINANCIALS-- 25.2%
Ace Ltd ............................................      1,900           65,759
Bank of America Corporation ........................      1,200           90,972
Citigroup, Inc. ....................................      2,100           90,678
Crescent Real Estate Equities Company ..............      4,300           83,850
Equity Office Properties Trust .....................      1,400           42,196
Fannie Mae .........................................        900           72,009
Freddie Mac ........................................      1,000           65,550
RenaissanceRE Holdings LTD .........................      3,000          111,000
                                                                      ----------
                                                                         622,014
                                                                      ----------
HEALTHCARE-- 28.7%
Anthem, Inc.* ......................................      2,000          141,800
Express Scripts, Inc.* .............................        500           26,425
Johnson & Johnson ..................................        900           55,215
Oxford Health Plans, Inc.* .........................      2,100          101,220
UnitedHealth Group, Inc. ...........................        500           45,400
Universal Health Services, Inc. - Class B* .........      2,400          119,088
Wellpoint Health Networks, Inc.* ...................      2,200          163,152
Wyeth ..............................................      1,000           55,500
                                                                      ----------
                                                                         707,800
                                                                      ----------
INDUSTRIALS-- 5.5%
First Data Corporation .............................      1,400          110,880
General Electric Company ...........................        800           24,912
                                                                      ----------
                                                                         135,792

INFORMATION TECHNOLOGY-- 11.1%
International Business Machines Corporation ........        900           72,405
Microsoft Corporation* .............................      1,800           91,818
Taiwan Semiconductor Manufacturing LTD - ADR* ......      6,700          111,086
                                                                      ----------
                                                                         275,309

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                         MARKET
COMMON STOCKS -- 96.1%  (CONTINUED)                      SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES-- 2.2%
Nextel Communications, Inc.* .......................     11,000    $      53,460
                                                                      ----------

TOTAL COMMON STOCKS-- 96.1% (Cost $2,128,283).......               $   2,374,349
                                                                      ----------

PREFERRED STOCK-- 3.2%
General Motors Corporation, Conv., 5.25%,
convertible until 03/06/32 (Cost $72,355) ..........      2,800    $      80,220
                                                                      ----------

CASH EQUIVALENTS -- 0.6%
First American Treasury Obligation Fund - Class S
 (Cost $15,149) ....................................     15,149    $      15,149
                                                                      ----------

TOTAL INVESTMENT SECURITIES-- 99.9%
 (Cost $2,215,787)..................................               $   2,469,718

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.01%.......                         247
                                                                      ----------

NET ASSETS-- 100.0%.................................               $   2,469,965
                                                                      ==========


See accompanying notes to financial statements.

* Non-income producing security

ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2002
================================================================================
                                                                         MARKET
COMMON STOCKS -- 76.5%                                    SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 15.2%
AOL Time Warner, Inc.* .............................      2,400    $      44,880
Barnes & Noble, Inc.* ..............................        800           24,616
Clear Channel Communications, Inc.* ................        900           47,907
Costco Wholesale Corporation* ......................      1,000           39,270
Lowes Companies, Inc. ..............................      1,700           80,172
Sears, Roebuck and Co. .............................        600           35,430
Tiffany & Co. ......................................        800           30,000
Viacom, Inc. - Class B* ............................      1,200           58,752
                                                                      ----------
                                                                         361,027
                                                                      ----------
CONSUMER STAPLES-- 2.9%
Philip Morris Companies, Inc. ......................      1,200           68,700
                                                                      ----------

FINANCIALS-- 17.4%
Ace Ltd. ...........................................      1,600           55,376
Bank of America Corporation ........................        800           60,648
Citigroup, Inc. ....................................      2,000           86,360
Fannie Mae .........................................        600           48,006
Freddie Mac ........................................        800           52,440
Renaissancere Holdings LTD .........................      3,000          111,000
                                                                      ----------
                                                                         413,830
                                                                      ----------
HEALTHCARE-- 22.5%
Anthem, Inc.* ......................................      1,000           70,900
Express Scripts, Inc.* .............................        700           36,995
Johnson & Johnson ..................................        800           49,080
Oxford Health Plans, Inc.* .........................      2,000           96,400
UnitedHealth Group, Inc. ...........................        500           45,400
Universal Health Services, Inc. - Class B* .........      1,200           59,544
Wellpoint Health Networks, Inc.* ...................      1,800          133,488
Wyeth ..............................................        800           44,400
                                                                      ----------
                                                                         536,207
                                                                      ----------
INDUSTRIALS-- 4.0%
First Data Corporation .............................      1,200           95,040
                                                                      ----------

INFORMATION TECHNOLOGY-- 12.8%
Cisco Systems, Inc.* ...............................      3,000           47,340
Dell Computer Corporation* .........................      1,000           26,850
International Business Machines Corporation ........        700           56,315
Microsoft Corporation* .............................        900           45,909
Taiwan Semiconductor Manufacturing LTD - ADR* ......      6,580          109,096
Veritas Software Corporation* ......................        800           18,136
                                                                      ----------
                                                                         303,646

TELECOMMUNICATIONS SERVICES-- 1.7%
Nextel Communications, Inc.* .......................      8,600           41,796
                                                                      ----------

TOTAL COMMON STOCKS-- 76.5%  (Cost $1,619,641)......               $   1,820,246
                                                                      ----------

ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                         MARKET
MORTGAGE-BACKED SECURITIES -- 5.1%                    SHARES/PAR         VALUE
--------------------------------------------------------------------------------
GNMA, Pool #781238, 7.50%, due 12/15/23 ............ $   94,927          100,831
GNMA, Pool #781184, 8.00%, due 12/15/24 ............     20,357    $      21,662
                                                                      ----------

TOTAL MORTGAGE-BACKED SECURITIES-- 5.1%
 (Amortized Cost $119,616)..........................               $     122,493
                                                                      ----------

CORPORATE BONDS-- 11.5%
Ace Ltd, 6.00%, due 04/01/07 ....................... $  100,000    $     102,073
Capital One Financial Corporation,
8.75%, due 02/01/07 ................................     70,000           72,016
Sprint Capital Corporation, 7.90%, due 03/15/05 ....    100,000           98,586
                                                                      ----------
TOTAL CORPORATE BONDS-- 11.5%
 (Amortized Cost $271,273)..........................               $     272,675
                                                                      ----------

PREFERRED STOCK-- 5.5%
General Motors Corporation, Conv., 5.25%,
convertible until 03/06/32 (Cost $121,862) .........      4,536    $     129,956
                                                                      ----------

CASH EQUIVALENTS-- 1.5%
First American Treasury Obligation Fund - Class S
(Cost $35,167) .....................................     35,167    $      35,167
                                                                      ----------

TOTAL INVESTMENT SECURITIES-- 100.1%
(Cost $2,167,559)...................................               $   2,380,537
                                                                      ----------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1)%......                    ( 2,893)
                                                                      ----------

NET ASSETS-- 100.0%.................................               $   2,377,644
                                                                      ==========


See accompanying notes to financial statements.

* Non-income producing security

ATALANTA/SOSNOFF MID CAP FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2002
================================================================================
                                                                        MARKET
COMMON STOCKS -- 81.1%                                   SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-- 12.6%
American Eagle Outfitters, Inc.* ...................      1,300    $      28,860
Barnes & Noble, Inc.* ..............................      2,100           64,617
Cablevision Systems Corporation
- Rainbow Media Group* .............................      1,500           31,155
Federated Department Stores, Inc.* .................      1,500           62,115
Outback Steakhouse, Inc.* ..........................      2,300           91,149
                                                                      ----------
                                                                         277,896
                                                                      ----------
CONSUMER STAPLES-- 2.0%
Yankee Candle Company, Inc. (The)* .................      2,000           44,000
                                                                      ----------

FINANCIALS-- 22.3%
Ace Ltd. ...........................................      1,700           58,837
Crescent Real Estate Equities Company ..............      3,600           70,200
PMI Group, Inc. (The) ..............................        900           77,040
Providian Financial Corporation ....................      5,800           47,270
Radian Group, Inc. .................................      1,300           70,590
Renaissancere Holdings Ltd. ........................      4,500          166,500
                                                                      ----------
                                                                         490,437
                                                                      ----------
HEALTHCARE-- 28.1%
Anthem, Inc.* ......................................      1,600          113,440
Caremark Rx, Inc.* .................................      3,400           65,756
Express Scripts, Inc.* .............................      1,200           63,420
Healthsouth Corporation* ...........................      4,800           67,920
Oxford Health Plans, Inc.* .........................      2,400          115,680
Universal Health Services, Inc. - Class B* .........      2,300          114,126
Zimmer Holdings, Inc. ..............................      2,200           76,956
                                                                      ----------
                                                                         617,298
                                                                      ----------
INDUSTRIALS-- 5.2%
Iron Mountain, Inc.* ...............................      2,100           65,100
Manpower, Inc. .....................................      1,200           49,752
                                                                      ----------
                                                                         114,852

INFORMATION TECHNOLOGY-- 9.3%
Kulicke and Soffa Industries, Inc.* ................      2,300           33,580
McData Corporation - Class A* ......................      3,900           33,735
Taiwan Semiconductor Manufacturing LTD - ADR* ......      6,900          114,402
Veritas Software Corporation* ......................      1,000           22,670
                                                                      ----------
                                                                         204,387
                                                                      ----------
TELECOMMUNICATIONS SERVICES-- 1.6%
Nextel Communications, Inc.* .......................      7,200           34,992
                                                                      ----------

TOTAL COMMON STOCKS-- 81.1%  (Cost $1,524,012)......               $   1,783,862
                                                                      ----------

ATALANTA/SOSNOFF MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                        MARKET
U.S. GOVERNMENT AGENCY SECURITIES-- 13.6%                SHARES         VALUE
--------------------------------------------------------------------------------
U.S. Treasury Bill, due 06/20/02
(Amortized Cost $299,713) .......................... $  300,000    $     299,762
                                                                      ----------

CASH EQUIVALENTS-- 4.3%
First American Treasury Obligation Fund - Class S
(Cost $95,393) .....................................     95,393    $      95,393
                                                                      ----------

TOTAL INVESTMENT SECURITIES-- 99.0%
(Cost $1,919,118)...................................               $   2,179,017

OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0%........                      21,633
                                                                      ----------

NET ASSETS-- 100.0%.................................               $   2,200,650
                                                                      ==========


See accompanying notes to financial statements.

* Non-income producing security

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2002
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Atalanta/Sosnoff Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Atalanta/Sosnoff Fund commenced on June 17, 1998. The public offering of shares of the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund commenced on July 1, 1999, when the Adviser purchased the initial 200,000 shares of each Fund at $10 per share. The public offering of shares of the Atalanta/Sosnoff Mid Cap Fund commenced on July 2, 2001, when the Adviser purchased the initial 200,000 shares of the Fund at $10 per share. The Funds had no operations prior to the public offering of their
respective   shares   except  for  the   initial   issuance   of   shares.

The Atalanta/Sosnoff Fund seeks long-term capital appreciation through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The Atalanta/Sosnoff Focus Fund is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of approximately 30 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The Atalanta/Sosnoff Value Fund seeks long-term capital appreciation by investing primarily in equity securities which the Adviser believes are fundamentally undervalued. The Atalanta/Sosnoff Balanced Fund seeks to preserve capital while producing long-term capital appreciation by investing in a blend of common stocks and fixed-income securities.

The Atalanta/Sosnoff Mid Cap Fund seeks long-term capital appreciation through equity investments in mid cap companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

================================================================================
Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed-income
securities  are  amortized   using  the  interest   method.

Distributions to shareholders -- For the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, and the Atalanta/Sosnoff Mid Cap Fund, dividends arising from net investment income, if any, are declared and paid annually to shareholders of each Fund. For the Atalanta/Sosnoff Balanced Fund, dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year for all Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of distributions paid during the periods ended May 31, 2002 and 2001 was as follows:

==============================================================================================
                                    Period
                                    Ended            Ordinary     Long-Term        Total
                                    May 31,           Income     Capital Gains  Distributions
==============================================================================================
Atalanta/Sosnoff Fund                2002          $     --       $     --        $     --
                                     2001          $1,720,894     $ 1,813,872     $ 3,534,766
----------------------------------------------------------------------------------------------
Atalanta/Sosnoff Focus Fund          2002          $     --       $     --        $     --
                                     2001          $  383,922     $     --        $   383,922
----------------------------------------------------------------------------------------------
Atalanta/Sosnoff Value Fund          2002          $   39,557     $    30,081     $    69,638
                                     2001          $  238,280     $     --        $   238,280
----------------------------------------------------------------------------------------------
Atalanta/Sosnoff Balanced Fund       2002          $   14,563     $     --        $    14,563
                                     2001          $  253,866     $     --        $   253,866
----------------------------------------------------------------------------------------------
Atalanta/Sosnoff Mid Cap Fund        2002          $    1,176     $     --        $     1,176
----------------------------------------------------------------------------------------------

The tax character of distributable earnings at May 31, 2002 was as follows:
----------------------------------------------------------------------------------------------
                                                      Capital
                                 Undistributed          Loss                         Total
                                    Ordinary       Carryforwards/   Unrealized   Distributable
                                     Income          Other Losses  Appreciation     Earnings
------------------------------------------------------------------------------------------------
Atalanta/Sosnoff Fund                $   --        $ ( 3,888,188)  $ 2,225,372    $  (1,662,816)
------------------------------------------------------------------------------------------------
Atalanta/Sosnoff Focus Fund          $   --        $   ( 427,921)  $   243,028    $    (184,893)
------------------------------------------------------------------------------------------------
Atalanta/Sosnoff Value Fund          $   --        $   ( 198,112)  $   229,099    $      30,987
------------------------------------------------------------------------------------------------
Atalanta/Sosnoff Balanced Fund       $2,398        $   ( 269,329)  $   190,643    $     (76,288)
------------------------------------------------------------------------------------------------
Atalanta/Sosnoff Mid Cap Fund        $   --        $    ( 84,227)  $   230,120    $     145,893
------------------------------------------------------------------------------------------------

================================================================================
Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Atalanta/Sosnoff Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective June 1, 2001, the Atalanta/Sosnoff Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to June 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in an immaterial reduction in the cost of securities and a corresponding increase in net unrealized gains and losses, based on securities held by the Fund on June 1, 2001. The effect of this change during the year ended May 31, 2002 was to decrease net investment income by $1,683, increase net unrealized gains by $206 and increase net realized gains by $1,477. As a result, the ratio of net investment income to average net assets decreased by 0.07%, the net investment income per share decreased by $0.01 and the net realized and unrealized gains per share increased by $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of the investment securities as of May 31, 2002:

===================================================================================================================================
                                                                       ATALANTA/        ATALANTA/       ATALANTA/       ATALANTA/
                                                  ATALANTA/            SOSNOFF           SOSNOFF         SOSNOFF         SOSNOFF
                                                   SOSNOFF              FOCUS             VALUE          BALANCED        MID CAP
                                                    FUND                FUND              FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                   $  3,702,878        $    398,608      $    343,257    $    299,651    $    317,525
Gross unrealized depreciation                     (1,477,506)           (155,580)         (114,158)       (109,008)        (87,405)
                                                ------------        ------------      ------------    ------------    ------------
Net unrealized appreciation                     $  2,225,372        $    243,028      $    229,099    $    190,643    $    230,120
                                                ============        ============      ============    ============    ============
Federal income tax cost                         $ 24,821,740        $  2,344,281      $  2,240,619    $  2,189,894    $  1,948,897
                                                ============        ============      ============    ============    ============
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================
The difference between the federal income tax cost and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

As of May 31, 2002, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

================================================================================
                                                              Expires
                                        Amount                 May 31,
--------------------------------------------------------------------------------
Atalanta/Sosnoff Fund             $     968,544                 2009
                                        987,464                 2010
                                  -------------
                                  $   1,956,008
--------------------------------------------------------------------------------
Atalanta/Sosnoff Focus Fund       $      94,531                 2009
                                        149,426                 2010
                                  -------------
                                  $     243,957
--------------------------------------------------------------------------------
Atalanta/Sosnoff Value Fund       $     151,889                 2010
--------------------------------------------------------------------------------
Atalanta/Sosnoff Balanced Fund    $     111,883                 2009
                                         97,424                 2010
                                  -------------
                                  $     209,307
--------------------------------------------------------------------------------
Atalanta/Sosnoff Mid Cap Fund     $      61,871                 2010
--------------------------------------------------------------------------------

In addition, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund had net realized capital losses of $1,932,180, $183,964, $46,223, $60,022 and $22,356, respectively, during the period November 1, 2001 through May 31, 2002, which are treated for federal income tax purposes as arising during the Funds' tax year ending May 31, 2003. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts - For the period ended May 31, 2002, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Mid Cap Fund reclassified net investment losses of $114,755, $15,303, $9,499 and $4,850, respectively, against paid-in capital on the Statement of Assets and Liabilities. Additionally, on the Statement of Assets and Liabilities, the Balanced Fund reclassified $1,477 of undistributed net investment income to accumulated net realized losses from security transactions to reflect the proper tax treatment of premium bonds, and the Mid Cap Fund reclassified $1,176 of distributions in excess of net investment income to paid-in capital. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS
Investment transactions, other than short-term investments, were as follows for the period ended May 31, 2002:

===================================================================================================================================
                                                                       ATALANTA/        ATALANTA/       ATALANTA/       ATALANTA/
                                                  ATALANTA/            SOSNOFF           SOSNOFF         SOSNOFF         SOSNOFF
                                                   SOSNOFF              FOCUS             VALUE          BALANCED        MID CAP
                                                    FUND                FUND              FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities              $ 29,753,294        $  3,982,983      $  4,558,562    $  3,531,867    $  2,644,571
Proceeds from sales of investment securities    $ 19,393,448        $  3,982,049      $  5,033,580    $  3,457,711    $  1,006,965

-----------------------------------------------------------------------------------------------------------------------------------



                                                                              33

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
The  President  of the Trust is also an officer of the  Adviser.  Certain  other officers  of the  Trust  are  also  officers  of  Ultimus  Fund  Solutions,  LLC
(Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of each Fund. Beginning July 1, 2002, the base management fee of 0.75% may be increased or decreased by 0.25% if a Fund outperforms or underperforms its relevant benchmark by at least 2.00%.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Funds for expenses incurred to the extent necessary to limit total operating expenses of each Fund to a maximum level of 1.50% of each Fund's average daily net assets. Accordingly, during the period ended May 31, 2002, the Adviser waived investment advisory fees of $71,814 for the Atalanta/Sosnoff
Fund,  waived all of its  investment  advisory  fees of $19,527  and  reimbursed
$45,988 of other operating expenses for the Atalanta/Sosnoff Focus Fund, waived all of its investment advisory fees of $18,454 and reimbursed $46,385 of other operating expenses for the Atalanta/Sosnoff Value Fund, waived all of its investment advisory fees of $17,977 and reimbursed $46,533 of other operating expenses for the Atalanta/Sosnoff Balanced Fund and waived all of its investment advisory fees of $14,268 and reimbursed $31,964 of other operating expenses for the Atalanta/Sosnoff Mid Cap Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration  Agreement effective July 23, 2001, Ultimus
supplies   non-investment   related  statistical  and  research  data,  internal
regulatory compliance services and executive and administrative services for the
Funds.   Ultimus   supervises  the  preparation  of  tax  returns,   reports  to
shareholders  of each  Fund,  reports to and  filings  with the  Securities  and
Exchange Commission and state securities  commissions and materials for meetings of the Board of Trustees. For these services,  Ultimus receives a monthly fee at an  annual  rate of 0.15% of the  Trust's  average  daily  net  assets up to $50 million;  0.125% of such net assets between $50 million and $100 million;  0.10%
of such net assets  between  $100  million and $250  million;  0.75% of such net assets  between $250 million and $500  million;  and 0.05% of such net assets in excess of $500 million, subject to a $6,000 minimum monthly fee for the Trust.



34

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting  Agreement effective July 23, 2001, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services,  Ultimus  receives a fee, based on current asset levels, of $2,000 per month from each Fund plus an asset-based fee computed as a percentage of each Fund's  average net assets.  In addition,  each
Fund reimburses  Ultimus for  out-of-pocket  expenses  related to the pricing of each Fund's portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement effective
July 23, 2001, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $18 per shareholder account from each Fund, subject to a $1,500 minimum monthly fee for each Fund, except if a Fund has less than 25 shareholders, the monthly fee is reduced to $1,000 and if a Fund has less than 100 shareholders but not less than 25, the monthly fee is reduced to $1,250. In addition, each Fund reimburses
Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PRIOR SERVICE AGREEMENTS
Prior to July 23, 2001, administrative services, fund accounting services and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. ("IFS"). Pursuant to the terms of an Administration Agreement with the Trust, IFS received a monthly fee at an annual rate of 0.15% of each Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee for each Fund. Pursuant to an Accounting
Services Agreement between the Trust and IFS, IFS received a monthly fee of $2,000 from each Fund. Pursuant to a Transfer, Dividend Disbursing, Shareholder
Service and Plan Agency Agreement between the Trust and IFS, IFS received for its services a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee for each Fund.

SERVICE PLAN
The  Trust  has  adopted  a  Service  Plan  (the  Plan)  under  which  each Fund
compensates   Atalanta/Sosnoff  Management  Corporation  (the  Distributor)  for
services  related to the  distribution  and promotion of Fund shares.  Each Fund pays the Distributor a fee,  computed and accrued daily and paid monthly,  at an annual  rate of 0.25% of the average  daily net assets of each Fund.  During the period ended May 31, 2002, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus
Fund, the Atalanta/Sosnoff  Value Fund, the  Atalanta/Sosnoff  Balanced Fund and
the Atalanta/Sosnoff Mid Cap Fund incurred expenses of $37,657, $700, $476, $335 and $18, respectively, under the Plan.


                                                                              35

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and
Board of Trustees of
Atalanta/Sosnoff Investment Trust

We have audited the accompanying statements of assets and liabilities, including
the  portfolios  of  investments,   of  the  Atalanta/Sosnoff  Investment  Trust
comprised   of  the   Atalanta/Sosnoff   Fund,   Atalanta/Sosnoff   Focus  Fund,
Atalanta/Sosnoff    Value   Fund,    Atalanta/Sosnoff    Balanced    Fund,   and
Atalanta/Sosnoff  Mid Cap Fund (the  "Funds")  as of May 31,  2002,  the related statements of operations,  changes in net assets,  and financial  highlights for the year then ended and for the period  from July 1, 2001  through  May 31, 2002 for the  Atalanta/Sosnoff Mid Cap Fund. These financial statements and financial highlights are the responsibility of the Funds'  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.  The  statements of changes in net assets and the financial highlights  presented  herein for each of the respective  years or periods ended
May 31, 2001 were audited by other auditors  whose report,  dated June 22, 2001, expressed an  unqualified  opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain  reasonable  assurance  about  whether the  financial  statements  and financial  highlights  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements.  Our procedures  included  confirmation of securities owned as of May 31, 2002 by correspondence  with the custodian and brokers or by other  appropriate  auditing  procedures  where  replies  from  brokers were not received.  An audit also includes  assessing the accounting  principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Atalanta/Sosnoff Investment Trust, as of May
31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the year then ended and for the period from July
1, 2001 through May 31, 2002 for the Atalanta/Sosnoff Mid Cap Fund, in conformity with accounting principles generally accepted in the United States.


                                                  Ernst & Young LLP
Cincinnati, Ohio
July 5, 2002


36

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall  responsibility  for  management  of the Funds  rests  with the Board of
Trustees.  The  Trustees  serve  during the  lifetime of the Trust and until its termination,  or until death, resignation,  retirement or removal. The Trustees, in turn,  elect the officers of the Trust to actively  supervise its  day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                       POSITION HELD       LENGTH OF
TRUSTEE                     ADDRESS           AGE      WITH THE TRUST      TIME SERVED
-----------------------------------------------------------------------------------------
*Toni E. Sosnoff      101 Park Avenue          59      President           Since May 1998
                      New York, NY                     and Trustee
-----------------------------------------------------------------------------------------
Howard A. Drucker     25 East End Avenue       60      Trustee             Since May 1998
                      New York, NY
-----------------------------------------------------------------------------------------
Irving L. Straus      1501 Broadway            81      Trustee             Since May 1998
                      New York, NY
-----------------------------------------------------------------------------------------
Aida L. Wilder        26 Old Albany Post Road  54      Trustee             Since May 1998
                      Rhinebeck, NY
-----------------------------------------------------------------------------------------
Robert G. Dorsey      135 Merchant Street      45      Vice President      Since July 2001
                      Cincinnati, OH
-----------------------------------------------------------------------------------------
Mark J. Seger         135 Merchant Street      40      Treasurer           Since July 2001
                      Cincinnati, OH
-----------------------------------------------------------------------------------------
John F. Splain        135 Merchant Street       5      Secretary           Since July 2001
                      Cincinnati, OH
-----------------------------------------------------------------------------------------

*    Mrs.  Sosnoff is an "interested  person" of the Trust within the meaning of Section 2(a)(19)
     of the Investment Company Act of 1940.

Each Trustee oversees five portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Toni E. Sosnoff is Vice President of the Adviser.

Howard A. Drucker is an attorney and the President of Fundamental Management Corp. (a provider of real estate management services). He is also a general partner of East Hartford Estates, L.P. (a real estate company), and is a real estate investor and manager with various properties throughout the United States of America.

Irving L. Straus is the Chairman of Straus Corporate Communications (a public relations firm).

Aida L. Wilder is Vice President of Wilder Consolidated Enterprises (a restaurant operations company).\

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

================================================================================
John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-877-SOSNOFF (1-877-767-6633).

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended May 31, 2002. On January 15, 2002, the Atalanta/Sosnoff Value Fund declared and paid a short-term capital gain distribution of $0.1749 and a long-term capital gain distribution of $0.1330 per share. As required by federal tax regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

CHANGE IN INDEPENDENT AUDITOR
================================================================================
On May 6, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended by the Funds' audit committee and was approved by the Funds' Board of Trustees.

Arthur Andersen's reports on the Funds' financial statements for the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.


38
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--------------------------------------------------------------------------------

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                      101 Park Avenue o New York, NY 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com

                               BOARD OF TRUSTEES
                                Toni E. Sosnoff
                               Howard A. Drucker
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                   Atalanta/Sosnoff Capital Corp. (Delaware)
                      101 Park Avenue o New York, NY 10178
                                  212-867-5000

                                  DISTRIBUTOR
                    Atalanta/Sosnoff Management Corporation
                      101 Park Avenue o New York, NY 10178

                                 TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                   P.O. Box 46707 o Cincinnati, OH 45246-0707

                              Shareholder Services
                     Nationwide: (Toll-Free) 1-877-SOSNOFF
                                             1-877-767-6633

                        ATALANTA/SOSNOFF INVESTMENT TRUST


PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement filed on February 20, 1998

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on February 20, 1998

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws


          (d) (i) Advisory Agreements with Atalanta/Sosnoff Capital Corporation (Delaware)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 1, 2001
               (ii)Addendum to Advisory Agreement--Filed herewith


          (e)  Underwriting    Agreement   with   Atalanta/Sosnoff    Management
               Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (f)  Inapplicable

          (g) Custody Agreement with Firstar Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999


          (h)  (i)  Administration   Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Incorporated   herein   by  reference  to  Registrant's
                    Post-Effective Amendment No. 9 filed on October 1, 2001
               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 9 filed on October 1, 2001
               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus   Fund   Solutions,   LLC--Incorporated   herein  by
                    reference to  Registrant's  Post-Effective  Amendment  No. 9 filed on October 1, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 9 filed on October 1, 2001


          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (m) Service Plan Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (n)  Inapplicable

          (o)  Inapplicable

          (p) Code of Ethics of Atalanta/Sosnoff Investment Trust, Atalanta/Sosnoff Capital Corporation (Delaware), Atalanta/Sosnoff Capital Corporation and Atalanta/Sosnoff Management Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 28, 2000

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, employee, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") and Atalanta/Sosnoff Management Corporation (the "Distributor"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with the Distributor provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          The Adviser is registered as an investment adviser and has been engaged since 1982 in the business of providing investment advisory services to individual, institutional and corporate clients.

          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

            Martin T. Sosnoff--Chairman of the Board, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser
                Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of Atalanta/Sosnoff Capital Corporation, the parent company of the Adviser

            Craig B. Steinberg--President, Director of Research and a Director of the Adviser
                President, Director of Research and a Director of Atalanta/ Sosnoff Capital Corporation


            James D. Staub--Senior Vice President of the Adviser
                Senior Vice President of Atalanta/Sosnoff Capital Corporation and Atalanta/Sosnoff Management Corporation

            Kevin S. Kelly--Senior Vice President of Finance and Chief Financial Officer of the Adviser
                Senior Vice President of Finance and Chief Financial Officer of Atalanta/Sosnoff Capital Corporation and Atalanta/ Sosnoff Management Corporation

            Toni E. Sosnoff--Vice President of the Adviser.
                Vice President and a Trustee of Registrant


          The business address of each director and officer of the Adviser is 101 Park Avenue, New York, New York 10178.

Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable


          (b)                         Position with               Position with
               Name                   Distributor                 Registrant
               ----                   -----------                 ----------
               James D. Staub         Senior Vice President       None

               William M. Knobler     Senior Vice President       None

               Kevin S. Kelly         Senior Vice President       None
                                      of Finance and Chief
                                      Financial Officer


          The address of each of the above-named persons is 101 Park Avenue, New York, New York 10178.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its offices located at 101 Park Avenue, New York, New York 10178, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of September, 2002.

                                            ATALANTA/SOSNOFF INVESTMENT TRUST

                                            By: /s/  Toni E. Sosnoff
                                                ----------------------------
                                                     Toni E. Sosnoff
                                                     President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                     Title                         Date
         ---------                     -----                         ----
/s/  Toni E. Sosnoff                   President and Trustee         September 30, 2002
-----------------------------------
Toni E. Sosnoff


/s/  Mark J. Seger                     Treasurer                     September 30, 2002
-----------------------------------
Mark J. Seger

                                       Trustee
-----------------------------------
Aida L. Wilder    *                                                  /s/ John F. Splain
                                                                     -----------------------
                                       Trustee                       John F. Splain
-----------------------------------                                  Attorney-in-fact*
Howard A. Drucker*                                                   September 30, 2002

                                       Trustee
-----------------------------------
Irving L. Straus*